                                                                   EXHIBIT 10(i)


     INTERNATIONAL TECHNICAL SUPPORT
     AGREEMENT BETWEEN INTERNATIONAL BUSINESS
     MACHINES CORPORATION AND QMS, INC.

     Agreement Number: 99SBD155



     IBM International Technical Support Agreement

     Table of Contents

PART 1- GENERAL

 1.0 - Scope of Work
 2.0 - Definitions
 3.0 - Term, Termination and Cancellation
 4.0 - Charges
 5.0 - Payment Terms
 6.0 - Taxes
 7.0 - Product Additions/Deletions/Withdrawals
 8.0 - Failure to Deliver/Rights to Technical Data
 9.0 - QMS Warranties
10.0 - IBM Warranties
11.0 - Most Favored Customer Benefits
12.0 - Public Disclosure
13.0 - Relationship of the Parties
14.0 - Amendments and Changes
15.0 - Interfering Code
16.0 - Advertising and Use of Trademark
17.0 - Indemnification
18.0 - Limitation of Liability
19.0 - Gifts or Gratuities
20.0 - Employees
21.0 - Commercial Insurance
22.0 - Force Majeure
23.0 - Order of Precedence
24.0 - Severability
25.0 - Successors
26.0 - Limitation on Actions
27.0 - Assignment
28.0 - Compliance with Governmental Legal Requirements
29.0 - Waiver
30.0 - No Conflicts
31.0 - Nonexclusive Agreement
32.0 - Governing Law and Forum
33.0 - Complete Agreement
34.0 - Third Party Beneficiary
35.0 - Notices


Exhibit A - Eligible Product List
Exhibit B - Product Maintenance Contracts

Attachment A - SOW for Warranty Service for the United States
Attachment B - SOW for Warranty Service for Canada
Attachment C - SOW for Warranty Service for Latin America
Attachment D - SOW for Non-Warranty Service for the United States
Attachment E - SOW for Non-Warranty Service for Canada
Attachment F - SOW for Non-Warranty Service for Latin America

PART 2 - COUNTRY UNIQUE TERMS
-----------------------------

EMEA - LIST OF THE IBM WORLD TRADE EMEA COUNTRIES

GERMANY
IRELAND
ITALY
PORTUGAL
TURKIYE
ASIA PACIFIC
AUSTRALIA
INDONESIA AND MALAYSIA
PAKISTAN
PEOPLE'S REPUBLIC OF CHINA
NORTH AMERICA
UNITED STATES OF AMERICA
CANADA

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                 IBM International Technical Support Agreement

PART 1 - GENERAL

This International Technical Support Agreement ("Agreement") is entered into between International Business Machines Corporation ("IBM") and QMS, Inc. ("QMS"), whereby IBM and QMS mutually agree to the following:

1.0  Scope of Work
     -------------

QMS currently provides warranty services for Products (as hereinafter defined) to QMS end users. QMS and IBM desire to have IBM or to have IBM cause IBM's local domestic or international subsidiaries (hereinafter referred to as "Local IBM") to provide warranty service for Products to QMS end users for QMS as a subcontractor of QMS pursuant to this Agreement in the United States in accordance with the Statement of Work ("SOW") for Warranty Service for the United States attached hereto as Attachment A, in Canada in accordance with the SOW for Warranty Service for Canada attached hereto as Attachment B, in Latin America in accordance with the SOW for Warranty Service for Latin America attached hereto as Attachment C, and in such other countries and locations in accordance with such SOWs and other such documents (hereinafter referred to as "Transactions Documents") as QMS and IBM/Local IBM agree to and enter into from time to time.

QMS currently provides product maintenance service for products, not under warranty, to QMS end users pursuant to product maintenance contracts identified and set forth in Exhibit B. QMS and IBM desire to have QMS assign to IBM the product maintenance service contracts identified and set forth in Exhibit B. IBM agrees to assume the contractual obligations under the product maintenance service contracts and to provide product maintenance service to the QMS end users pursuant to this Agreement in the United States in accordance with the SOW for Non-Warranty Service for the United States attached hereto as Attachment D, in Canada in accordance with the SOW for Non-Warranty Service for Canada attached hereto as Attachment E, in Latin America in accordance with the SOW for Non-Warranty Service for Latin America attached hereto as Attachment F, and in such other countries and locations in accordance with such SOWs and Transactions Documents as QMS and IBM/Local IBM agree to and enter into from time to time.

QMS currently operates a call center for Products under warranty to receive calls from end-users, value added resalers (VARS), authorized service providers and field engineers. QMS and IBM desire to have IBM or to have IBM cause IBM Local to receive warranty calls on behalf of QMS as a subcontractor of QMS pursuant to this Agreement in the United States in accordance with the SOW for Warranty Service for the United States attached hereto as Attachment A, in Canada in accordance with the SOW for Warranty Service for Canada attached hereto as Attachment B, in Latin America in accordance with the SOW for Warranty Service for Latin America attached hereto as Attachment C and in such other countries and locations in accordance with such SOWs and Transactions Documents as QMS and IBM/Local IBM agree to and enter into from time to time.

QMS currently operates a call center to receive calls from QMS end users for products, not under warranty, pursuant to the product maintenance service contracts identified and set forth in Exhibit B. QMS and IBM desire to have IBM receive calls pursuant to this Agreement in the United States in accordance with the SOW for Non-Warranty Service for the United States attached hereto as

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Attachment D, in Canada in accordance with the SOW for Non-Warranty Service for
Canada attached hereto as Attachment E, in Latin America in accordance with the SOW for Non-Warranty Service for Latin America attached hereto as Attachment F, and in such other countries and locations in accordance with such SOWs and Transactions Documents as QMS and IBM/Local IBM agree to and enter into from time to time.

QMS agrees to provide certain QMS deliverables and parts pursuant to this Agreement in the United States in accordance with the SOW for Warranty Service for the United States attached hereto as Attachment A, in Canada in accordance with the SOW for Warranty Service for Canada attached hereto as Attachment B, in Latin America in accordance with the SOW for Warranty Service for Latin America attached hereto as Attachment C, and in such other countries and locations in accordance with such SOWs and Transactions Documents as QMS and IBM/Local IBM agree to and enter into from time to time.

The provision for the foregoing services will be subject to acceptance of the terms and conditions of Part 1 - General Agreement and signing of the SOWs and/or Transaction Documents between IBM and QMS. The SOW and/or Transaction Document for each applicable country will be appended to the Agreement once signed. IBM/Local IBM may, in its sole discretion, agree to enter into such SOW and/or Transaction Document.

Transaction Documents must be signed by all parties thereto and will define, as needed, the local characteristics of the service to be performed, local terms and conditions including rates, and its prices. Such Transaction Documents may include the SOWs.

The Agreement is written with the understanding that the lead countries are bound by its terms. IBM and QMS will distribute copies of the Agreement to their respective countries where applicable. The respective countries will acknowledge acceptance of these terms through a Statement of Work (SOW) and/or an applicable Transaction Document which incorporates this Agreement by reference.

2.0  Definitions
     -----------

        2.1 The term Documentation shall refer to, but not be limited to, manuals, engineering changes (ECs), microcode, microcode updates, and diagnostics.

        2.2 The term due diligence period shall mean the initial period of up to one-hundred-twenty (120) days of this Agreement during which data is gathered and analyzed to substantiate the assumptions made in this Agreement related to service delivery requirements, processes, expectations, prices, and measurements of success. The due diligence period runs concurrently with the implementation period.

        2.3  The term Effective Date shall mean January 3, 2000.

        2.4  The term end user shall mean the ultimate user of the Products.

        2.5 The term firmware shall mean microcode in read-only memory or software loaded on a Product's harddriver or flashmemory.

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        2.6  The term lead country is the country in which the parties executing "Part 1 - General" are organized.

        2.7 The term Product Service shall mean warranty services for Products, non-warranty product maintenance service provided to QMS end users under product maintenance service contracts set forth on Exhibit B, the call center services for Products under warranty and call center services for QMS end users under product maintenance service contracts, set forth on Exhibit B.

        2.8 The term Products shall mean those items which are manufactured and/or sold by QMS and are identified and set forth on the Eligible Product List attached hereto as Exhibit A.

        2.9 The term QMS deliverables shall mean those items and materials as described in the SOWs and/or Transaction Documents and in purchase orders, which are to be delivered to IBM/Local IBM by QMS including but not limited to, parts, manuals, diagnostics, engineering changes (ECs), technical support, training, microcode and microcode updates, resale tax exemption certificates, as well as items ordered via IBM/Local IBM purchase order (if any).

             The term IBM deliverables shall mean those items and materials as described in the SOW and/or Transaction Document which are to be delivered to QMS by IBM/Local IBM.

        2.11 The term parts shall mean repair parts, new and/or refurbished, that are consigned, sold or otherwise provided to IBM/Local IBM by QMS and used for repair of QMS's Products pursuant to this Agreement.

        2.12 The term purchase order shall mean a written IBM/Local IBM Purchase Order.

        2.13 Related Company shall mean a corporation, company or other entity:

             1. which is a Subsidiary of a party to this Agreement; or

             2. of which a party hereto is a Subsidiary; or

             3. which is another Subsidiary of a corporation, company or other entity of which a party hereto is a Subsidiary.

        2.14 The term response time shall mean (as applicable) the monthly average period of time it is anticipated to take for the service technician to arrive on-site at the end user location. With respect to remote services, it is the period of time necessary for the end user to talk to the remote support technician.

        2.15 The term Subsidiary means any corporation, company or other entity:

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             1. more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority); or,

             2. which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated associate, but more than fifty percent (50%) of whose ownership interest (representing the right to make the decisions for such corporation, company or other entity) are, now or hereafter, owned or controlled, directly or indirectly, by either QMS or IBM, provided, however, that company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

        2.16 The term time & material ("T & M") shall mean the performance method and billing rates by which IBM/Local IBM will perform and bill QMS for time (i.e., labor time, travel time) and material (ie., parts, supplies, etc.) services that do not constitute Product Services under the scope of this Agreement, or the SOWs.

3.0  Term, Termination and Cancellation
     ----------------------------------

        3.1 The term of this Agreement is five (5) years from the "Effective Date". This Agreement may be further extended by way of a mutually signed written agreement of extension between IBM and QMS.

        3.2 Any terms of this Agreement which, by their nature extend beyond its termination, remain in force and effect and apply to the parties, their respective successors and assigns.

        3.3 IBM and QMS shall not terminate this Agreement, without cause, on or prior to January 3, 2001. After January 3, 2001, IBM or QMS may terminate this Agreement, with or without cause, upon at least one hundred and eighty (180) days prior written notice.

        3.4 IBM or QMS may immediately terminate this Agreement for a material breach by the other party of its obligations hereunder if that breach is not cured by the party in breach within thirty (30) days after receiving written notice thereof.

        3.5 If IBM or QMS is in material breach of its obligations under any other agreement, which IBM and QMS entered into after the Effective Date of this Agreement, relating to a transaction, exclusive of the transactions contemplated hereunder, with a value of not less than fifty thousand (50,000) USD or lead country currency equivalent, IBM or QMS may terminate this Agreement if, after providing notice of the unrelated material breach for which IBM or QMS may wish to exercise its rights to terminate under this provision of the Agreement to the party in material breach in the unrelated matter, such breach is not cured by the party in material breach within sixty (60) days after receipt of written notice of such breach.

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        3.6  IBM or QMS may terminate this Agreement upon thirty (30) days prior written notice to the other party if the other party makes any change to their warranty practice which materially changes IBM/Local IBM's or QMS's obligations under this Agreement.

        3.7 The applicable Transaction Documents signed in the countries will become effective on the dates specified in the Transaction Documents. The termination of this Agreement will also terminate any SOW and/or Transaction Document between QMS and IBM/Local IBM, subject to the termination-related terms of the applicable Transaction Document.

        3.8 IBM/Local IBM may cancel any purchase order, or line item thereon, for QMS deliverables and/or parts, without penalty provided written notice of cancellation is given at least thirty (30) days prior to the scheduled delivery date.

        3.9 Any QMS deliverables and/or parts required to be provided to IBM/Local IBM under the terms of this Agreement, SOW, Attachments, and Transaction Documents ordered by IBM/Local IBM and the purchase order having been accepted by QMS prior to termination of this Agreement, shall be delivered in accordance with the terms of this Agreement or that purchase order, unless that purchase order is specifically canceled, as outlined in Subsection 3.8.

        3.10 A Local IBM or QMS may immediately terminate its Transaction Document and/or SOW for a material breach by the other party of its obligations thereunder if such breach is not cured by the other party within thirty (30) days after receipt of written notice thereof.

        3.11 IBM/Local IBM may terminate Product Service for specific Products for which parts are no longer commercially available, by providing a ninety (90) days prior written notice to QMS.

        3.12 Upon termination or expiration of this Agreement, QMS will continue to provide QMS deliverables, and other support as necessary to allow IBM/Local IBM to fulfill IBM/Local IBM's then outstanding (as of the date of termination) end user contractual obligations under the terms and conditions of this Agreement.

        3.13 Without prejudice to any other right or remedy, this Agreement and IBM's obligations contained herein shall terminate immediately upon written notice in the event (a) QMS commences (i) a voluntary case against itself or (ii) any other proceedings under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law applicable to QMS; or (b) an involuntary case or other such proceeding is commenced against QMS and such case or proceeding is not dismissed within 30 days; or (c) QMS is adjudged to be insolvent or shall fail to pay, or shall state that it is unable to pay, its debts generally as they become due.

4.0  Charges
     -------

        4.1  Payment by QMS to IBM. IBM agrees to provide for Product Services
             ----------------------
             in the United States in the amounts set forth in the SOW for Warranty Service for the United States

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             attached hereto as Attachment A, for Product Services in Canada in the amounts set forth in the SOW for Warranty Service for Canada attached hereto as Attachment B, for Product Services in Latin America in the amounts set forth in the SOW for Warranty Service for Latin America attached hereto as Attachment C, and for Product Services in such other countries and locations in the amounts set forth in such SOWs and Transactions Documents as QMS and IBM/Local IBM agree to and enter into from time to time.


        4.2  Payment by IBM to QMS. QMS agrees to assign product maintenance
             ----------------------
             service contracts and to provide parts for the amounts set forth in the SOW for Warranty Service for the United States attached hereto as Attachment A, and the SOW for Non-Warranty Service for the United States attached hereto as Attachment D; in accordance with the SOW for Warranty Service for Canada attached hereto as Attachment B and the SOW for Non-Warranty Service for Canada attached hereto as Attachment E; in accordance with the SOW for Warranty Service for Latin America attached hereto as Attachment C and the SOW for Non-Warranty Service for Latin America attached hereto as Attachment F; and in such other countries and locations in accordance with such SOWs and Transactions Documents as QMS and IBM/Local IBM agree to and enter into from time to time.

5.0  Payment Terms
     -------------

        5.1 Amounts are due within thirty (30) days of receipt of an invoice and are payable as IBM/Local IBM or QMS specifies in the invoice. IBM and QMS agree to pay accordingly, including any late payment fee.

        5.2 Any amounts not paid within the terms stated on the IBM/Local IBM or QMS invoice will be subject to a late payment fee that will be equal to 2% per month, based on the outstanding balance, until paid in full, or the highest rate allowed by law, whichever is less.

        5.3 Payment by IBM/Local IBM or QMS shall not be construed as acceptance of any improper, nonconforming, defective, or unsuitable QMS deliverables and/or parts or IBM deliverables, nor shall it be construed as a waiver of any of IBM/Local IBM's or QMS's rights or remedies under this Agreement.

6.0  Taxes
     -----

             If any Authority imposes a duty, tax or fee (excluding those based on IBM/Local IBM's net income) on services performed pursuant to an SOW for Warranty Service or Transaction Document for Warranty Service, QMS agrees to pay that amount as IBM/Local IBM specifies in the invoice.

7.0  Product Additions/Deletions/Withdrawals
     ---------------------------------------

        7.1 If either party requests the addition of Products, the requesting party will provide the other party with such request in writing. Upon acceptance of the request by the other

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             party, the requesting party will allow up to one hundred twenty
             (120) days from date of request for such Products to be added to this Agreement by way of a written amendment to the Eligible Product List.

        7.2 QMS agrees to provide one hundred twenty (120) days prior written notice to IBM/Local IBM of QMS's intent to delete from this Agreement or withdraw from the marketplace any of the Products listed in the Eligible Product List and identify all Products intended for deletion or withdrawal.


        7.3 If Products are serviced under an IBM/Local IBM maintenance agreement between IBM/Local IBM and the end user, QMS agrees to provide for parts availability and technical support, including QMS deliverables, for a period of five (5) years beyond the deletion or withdrawal date of the Products.

8.0  Failure to Deliver/Rights to Technical Data
     -------------------------------------------

        8.1 QMS will, during the term of this Agreement, maintain and deliver to IBM/Local IBM all QMS deliverables and QMS copyrighted Documentation relating to parts, Product repairs, repair vendors, training, and support of the QMS Products listed in the Eligible Product List. Should QMS at any time be unable to provide IBM/Local IBM with the required support, QMS deliverables, or parts, QMS will grant to IBM/Local IBM or will obtain for IBM/Local IBM the right to obtain and use the QMS deliverables and/or parts as necessary to enable IBM/Local IBM to provide Product Services to the QMS end user in accordance with the Agreement.

        8.2 QMS grants to IBM/Local IBM, for the sole purpose of performing it obligations under this Agreement:

             1. an irrevocable, non-exclusive, worldwide, royalty-free license to use, execute, reproduce, display, perform, and distribute (internally and externally) copies of, and prepare derivative works based upon the QMS copyrighted Documentation referenced in
                Section 8.1 above; and,

             2. the right to authorize others to do any of the foregoing in support of IBM/Local IBM's installed base of Products in the event that QMS fails to deliver as described in Section 8.1 above.

        8.3 Other than preexisting materials contained therein, QMS represents and warrants the originality of the software/microcode provided to IBM/Local IBM under this Agreement, and that no portion of such software/microcode or its use or distribution, violates or is protected by any copyright or similar right of any third party. As to such preexisting materials, QMS represents and warrants that QMS has acquired full, clear and unencumbered title thereto, or that QMS has the right to grant IBM/Local IBM the license set forth in Section 8.2 above.

9.0  QMS Warranties
     --------------

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        9.1  QMS warrants that all QMS parts and QMS copyrighted Documentation shall be free of defects in material, workmanship, or design. Notwithstanding the foregoing, the parties agree that a breach will not result from a material defect in software, if QMS discloses the known material defect in software by providing IBM notice containing a description of the material defect in software and any known corrective action with respect to the defect.

        9.2 By its signature below, QMS represents and warrants that it has all necessary corporate power and authority to execute or direct the execution of this Agreement (including without limitation Part 1-General, Part 2 - Country Unique Terms, SOWs, Attachments and Transaction Documents) on its own behalf, as well as on behalf of its Subsidiaries and Related Companies which may perform certain obligations hereunder; to perform its obligations hereunder; and to consummate the transactions contemplated hereby. If any portion of this Agreement is signed by QMS's authorized agent, QMS will concurrently provide IBM/Local IBM with a letter stating that such agent is authorized to sign such document, which letter shall be attached as an exhibit to such document. This Agreement has been duly authorized by all required corporate action and no other action on the part of the QMS is necessary to authorize the execution and performance hereof.

10.0  IBM Warranties
      --------------

        10.1 IBM/Local IBM warrants that it will perform the services using reasonable care and skill in accordance to current description of the services contained in the Agreement, SOW, or Transaction Document. In the event IBM/Local IBM receives notice from QMS of a material defects in software pursuant to Section 9.1 above, IBM/Local IBM shall perform the corrective action as contained in the notice. To the extent that the corrective action contained in the notice provided by QMS, IBM/Local IBM does not warrant that it will correct such defects. Unless specified otherwise in writing, IBM deliverables are provided without warranties of any kind.

              IBM/Local IBM is not providing any Year 2000 services (i.e., Year 2000 assessment, conversion or testing) under this Agreement. IBM/Local IBM shall not be responsible for its failure to perform any of its obligations (including, for example, to meet service levels) under this Agreement, if such a failure is the result, directly or indirectly, of the inability of 1) a customer's or 2) a third party's or 3) QMS's Products inability to correctly process, provide and/or receive data with other Products or deliverables. IBM/Local IBM assumes no responsibilities or obligations to cause Products or deliverables to accurately exchange date data with other Products under this Agreement.

        10.2 By its signature below, the IBM represents and warrants that it has all necessary corporate power and authority to execute or direct the execution of this Agreement (including without limitation Part 1 - General, Part 2 - Country Unique Terms, SOWs, Attachments and Transaction Documents) on its own behalf, as well as on behalf of its Subsidiaries and Related Companies which may perform certain obligations hereunder; to perform its obligations hereunder; and to consummate the transactions contemplated

                                       10
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              hereby. If any portion of this Agreement is signed by IBM's authorized agent, IBM will concurrently provide QMS with a letter stating that such agent is authorized to sign such document, which letter shall be attached as an exhibit to such document. This Agreement has been duly authorized by all required corporate action and no other action on the part of the IBM is necessary to authorize the execution and performance hereof.

11.0  Confidential Information
      ------------------------

             QMS understands that IBM/Local IBM does not wish to receive from QMS any information which may be considered confidential or proprietary to QMS or any third party. Except as provided herein, QMS represents and warrants that no information has been provided to IBM/Local IBM that is confidential or proprietary to QMS or any third party and IBM/Local IBM will not be obligated to retain in confidence or restrict IBM/Local IBM's use of any information received from QMS. In the event it becomes necessary to provide or exchange information that is deemed confidential or proprietary to either party, such provision or exchange shall take place in accordance with a mutually agreed upon Confidential Disclosure Agreement (the CDA). QMS and IBM/Local IBM agree to act in good faith and enter into supplements to the CDA on an annual basis, which will cover disclosure of information received in the normal course of business. In the event QMS and IBM/Local IBM fail to enter into such a supplement timely, the immediately preceding supplement shall remain in full force and effect, to the extent such supplement covers such information. The CDA and all supplements thereto shall not be incorporated herein by reference and shall not be subject to the limitations of liability contained herein. Further, the CDA and all supplements thereto shall not be considered a SOW or a Transaction Document.

             With respect to QMS customer information, including without limitation, the identity of the customers comprising QMS's customer database, IBM agrees to treat such customer information as confidential information in accordance with the mutually agreed upon CDA and not to use such customer information to solicit sales of IBM or third party products competitive with the products which are the subject of this Agreement to such customers.

11.0  Most Favored Customer Benefits
      ------------------------------

             QMS warrants to IBM/Local IBM that the prices quoted to IBM/Local IBM by QMS do not exceed those offered by QMS to any other unaffiliated entities under similar terms and conditions. If, during this Agreement, QMS sells such items for lower prices to any other entity, IBM/Local IBM will be offered the benefit of such lower prices under the same terms and conditions. QMS agrees to notify IBM/Local IBM in writing of such lower prices within ten
             (10) calendar days after being made available to others.

12.0  Public Disclosure
      -----------------

             Neither party will disclose the terms and conditions of this Agreement without the express written consent of the other, except as may be required by law or governmental

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             rule or regulation, or as explicitly stated otherwise in this
             Agreement, or to establish a party's rights under this Agreement; provided, however, that if either party seeks to disclose for reasons not requiring the other party's consent, the disclosing party will limit the disclosure to the extent required and will allow the other party to review the information disclosed and will apply, where available, for confidentiality, protective orders and the like. Any review by either party under this Section will not be construed to make such party responsible for the content of the disclosure. Notwithstanding the above, IBM/Local IBM or QMS may disclose the terms and conditions of this Agreement to a Related Company.

13.0  Relationship of the Parties
      ---------------------------

             Neither party is the other party's legal representative nor agent for any purpose, and neither party has the authority to, and shall not make, any warranties or representations or create any obligations on behalf of the other party.

14.0  Amendments and Changes
      ----------------------

             1. This Agreement may not be amended, modified, or altered except in writing and duly executed by the parties so bound.

             2. IBM or QMS may request a change to this Agreement. Any change in this Agreement may result in a change in the charges or other terms under this Agreement. Either party, if requested by the other, will submit all change requests in writing.

             3. To formalize a mutually agreed upon change, IBM/Local IBM will prepare a written amendment for signature by both parties which will describe the agreed upon change and set forth any modifications to the terms of this Agreement.

             4. In the event of an inconsistency between Amendments and/or
                SOWs, the wording in the most current Amendment will prevail over any inconsistent wording in previous Amendments or SOWs.

15.0  Interfering Code
      ----------------

             QMS represents and warrants that QMS deliverables produced under this Agreement will not knowingly contain any code, programming instructions, or set of instructions that is intentionally constructed with the ability to damage, interfere with, or otherwise adversely affect computer programming code, data files, or hardware without the consent and intent of the computer user. QMS will establish and enforce commercially reasonable procedures, which shall be reviewed with IBM/Local IBM at IBM/Local IBM's request, to prevent any such code, programming instruction, or set of instructions from being incorporated by any employee of or subcontractor to QMS into any QMS deliverable and shall promptly notify IBM/Local IBM of any knowledge or suspicion of QMS that any such materials have been incorporated in the QMS deliverables.

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16.0  Advertising and Use of Trademark
      --------------------------------

             Provided that pricing, terms and conditions are not disclosed, QMS and IBM/Local IBM may each, solely for the purpose of performing its obligations under this Agreement, communicate to individual third parties that IBM/Local IBM is a services provider for QMS, and describe to third parties the services provided hereunder. However, neither party will communicate such information to the general public by any means, such as public broadcast, printed brochures, media advertisements, electronic communications, including but not limited to the Internet and World Wide WEB and other such communications to the general public, without the prior written consent of the other party.

             Neither party shall use the other party's trademark without the express written consent of the other party, and nothing contained herein is intended to, or shall be construed to grant either party any license or right regarding the other party's trademark, trade name, service mark, or logo.

17.0  Indemnification
      ---------------

             Each party will indemnify and hold the other harmless from any and all claims, suits, actions, liabilities and costs of any kind, including and without limitation, reasonable attorney fees and all cost of litigation arising out of or pertaining to any willful or negligent act or omission or failure to perform any obligations hereunder.

             Each party further agrees to indemnify the other from, and hold each other harmless against, any and all claims, actions, liabilities, costs (including reasonable attorney fees) and expenses arising out of or in any way related to claims of patent, trademark, or copyright infringement or trade secret misappropriation arising out of or in any way related to Products, parts or deliverables (including diagnostic software) provided under this Agreement.

18.0  Limitation of Liability
      -----------------------

             QMS and IBM/Local IBM's entire liability and QMS's and IBM/Local IBM's exclusive remedy are set forth in this Section 18.0. Notwithstanding the foregoing, QMS and IBM agree that the limitation of liability contained in this Section 18.0 shall not limit QMS's or IBM/Local IBM's remedies for any breach of the CDA and supplements thereto.

             Under no circumstances is QMS or IBM/Local IBM liable for economic consequential damages (including lost profits or savings) or incidental damages, even if the other party is informed of their possibility.

             Both parties liability for actual damages, for any claims whatsoever, will be limited to one hundred thousand (100,000) USD or lead country currency equivalent, except for claims by QMS or IBM/Local IBM for bodily injury or damage to real property or tangible personal property for which either party is legally liable. Under no circumstances will either party be liable for any damages claimed by the other party based on any third party claim.

             The aforesaid limitations will apply, regardless of the form of action, whether in contract or in tort, including negligence.

19.0  Gifts or Gratuities
      -------------------

             Both parties agree not to give or offer gifts or gratuities of any type to the other party's employees or members of their families. Gifts include entertainment, personal services, favors, discounts, or other preferential treatment of any kind. Such gifts or offerings may be construed as attempts to improperly influence the business relationship between the parties.

20.0  Employees
      ---------

             In no event will employees or agents of either party be considered employees or agents of the other party. Both parties assume full responsibility for the actions of their respective personnel under this Agreement and shall be solely responsible for their respective supervision, daily direction and control, wage rates, withholding income taxes, disability benefits, or the manner and means through which the work under this Agreement will be accomplished.

21.0  Commercial Insurance
      --------------------

             QMS and IBM/Local IBM will maintain comprehensive general liability insurance for claims for damages because of bodily injury (including death) and property damage caused by or arising out of acts or omissions of QMS's or IBM/Local IBM's employees. Such insurance shall be in the combined single amount of not less than one million (1,000,000.00) USD or lead country currency equivalent and shall name the other party as an additional insured. A certificate of insurance shall be furnished to each party upon request. Both parties will also maintain Worker's Compensation insurance in the statutory amount. In no event shall the insurance be canceled or materially changed without prior written notice to the other party.

22.0  Force Majeure
      -------------

             Neither party will be considered in default or liable for any delay or failure to perform any provision of this Agreement if such delay or failure arises directly or indirectly out of an act of God, acts of the public enemy, freight embargoes, strikes, quarantine restrictions, unusually severe weather conditions, insurrection, riot, and other such causes beyond the reasonable control of the party responsible for the delay or failure to perform, provided the affected party notifies the other party within fifteen (15) calendar days of the occurrence.

23.0  Order of Precedence
      -------------------

             In the event of an inconsistency between terms of the various documents, the order of precedence shall be:

             1. Statement of Work ("SOW")

             2. Transaction Document (including Local Transaction Documents)

             3. Body of this Agreement ("PART 2 - COUNTRY-UNIQUE TERMS"), prevails over ("PART 1 -GENERAL").

24.0  Severability
      ------------

             In the event that any term or condition contained in this Agreement is held to be invalid or unenforceable, the remaining terms and conditions shall be unaffected and shall continue to inure to the benefit of and to be binding upon the parties hereto.

25.0  Successors
      ----------

             The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties and their respective successors, assigns and legal representatives.

26.0  Limitation on Actions
      ---------------------

             Neither party will bring a legal action more than two years after the cause of action arose unless otherwise provided by local law without the possibility of contractual waiver or limitation.

27.0  Assignment
      ----------

             IBM/Local IBM and QMS may assign or delegate all or part of this Agreement, SOW or Transaction Document only with prior written consent except that each party may assign or delegate to their respective subsidiaries or Related Companies without the prior written consent of the other party.

28.0  Compliance with Governmental Legal Requirements
      -----------------------------------------------

             Each party agrees to comply and do all reasonable things necessary to help the other party comply with all country and local laws, regulations, and ordinances relative to this Agreement.

29.0  Waiver
      ------

             Failure by either party to insist in any instance upon strict conformance by the other party to any term herein or failure by either party to act in the event of a breach shall not be construed as a consent to or waiver of any subsequent breach of the same or of any other term contained herein.

30.0  No Conflicts
      ------------

             Each party hereby represents and warrants that it has the authority to enter into and perform this Agreement and that the execution, delivery, and performance of this Agreement does not:

             1. violate any provision of law, statute, rule or regulation to which this Agreement is subject; or,

             2. violate any order, judgment, or decree applicable to that party; or,

             3. conflict with, result in a breach or default under, or cause the termination of, any term or condition of any provision of any court order, trust document, agreement, document or other instrument or commitment which is binding on that party.

31.0  Nonexclusive Agreement
      ----------------------

             Nothing in this Agreement will prohibit either party from performing like or similar services for any other person or entity.

32.0  Governing Law and Forum
      -----------------------

             Part 1 - General of this Agreement shall be governed by the law of the lead country set forth in Part 2, without reference to conflicts of law principles. SOWs shall be governed i) if issued with respect to work performed in any country included on the attached list of "EMEA Countries," by French law; or ii) if issued with respect to work performed in countries not included on the attached list of "EMEA Countries," by the law of the country in which the SOW is issued. Country Unique Terms, purchase orders, Attachments, and Transaction Documents (including Local Transaction Documents) shall be governed by the law of the country in which the transactions contemplated thereunder are performed. The "United Nations Convention on Contracts for the International Sale of Goods" does not apply.

33.0  Complete Agreement
      ------------------

             This Agreement, its Attachments and relevant Transaction Documents constitute the entire Agreement and understanding of the parties with respect to the subject matter hereof, and no representations, terms, or agreements, other than those set forth herein have been relied upon or shall be binding upon any of the parties or imputed to any of them. Once signed, 1) unless prohibited by local law or specified otherwise, any reproduction of this Agreement or any of its constituent documents, made by reliable means (for example photocopy or facsimile) is considered an original and 2) all Products and Product Services under this Agreement are subject to it. This Agreement is a legal, valid, and binding obligation, enforceable against the QMS and IBM in accordance with its terms and subject to applicable bankruptcy and insolvency laws and to general equitable principles.

34.0  Third Party Beneficiary
      -----------------------

             This Agreement is not intended to benefit any party except IBM/Local IBM and QMS. It is the parties express intent that this Agreement is not a third-party beneficiary contract.

35.0  Notices
      -------

             Any and all notices given pursuant to this Agreement must be provided in writing at the physical address or fax number provided below:

IBM Corporation                          QMS, Inc.

Attention: Michael T. Kreager,           Attention: Ginger C. Smith,
           Program Director                         Director, Strategic Planning
Address:   6300 Diagonal Highway         Address:   One Magnum Pass
           Boulder, CO 80301                        Mobile, AL 36618
Fax #:     (303) 924-5867                Fax #:     (334) 639-3311


     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her signature and seal or has caused this instrument to be executed (and its seal to affixed hereto) by its officer(s) or partner(s) thereunto duly authorized as of the day and date set forth below their respective signature.


Agreed to:                              Agreed to:
IBM Corporation                         QMS, Inc.

By    /s/ James N. Fox                  By    /s/ Edward E. Lucente
  ----------------------------            ----------------------------
     Authorized signature                      Authorized signature

Name: James N. Fox                      Name: Edward E. Lucente
      Vice President, Availability            Chairman
        Services                              One Magnum Pass
      6300 Diagonal Highway                   Mobile, AL 36618
      Boulder, CO 80301



Date:  January 5, 2000                  Date:  January 5, 2000
     ---------------------------             ------------------------------

PART 2 - COUNTRY UNIQUE TERMS

                 IBM International Technical Support Agreement

     The terms of this Agreement apply for all countries, except that the following terms are country amendments which replace or modify the General Terms in Part 1 for the identified country. All General Terms which are not changed by these amendments remain in effect as written.

               EMEA - LIST OF THE IBM WORLD TRADE EMEA COUNTRIES


ABU DHABI                  -  GUERNSEY                   -  POLAND
AJMAN                      -  GUINEA                     -  PORTUGAL
ALBANIA                    -  HUNGARY                    -  QATAR
ALGERIA                    -  ICELAND                    -  RAS EL-KHAIMA
ANGOLA                     -  IRAN                       -  REUNION
ARMENIA                    -  IRAQ                       -  ROMANIA
ASCENSION ISLAND           -  IRELAND                    -  RUSSIA/CIS
AUSTRIA                    -  ISLE OF MAN                -  RWANDA
AZERBAIJAN                 -  ISRAEL                     -  SAUDI ARABIA
BAHRAIN                    -  ITALY                      -  SCILLY ISLES
BELARUS                    -  IVORY COAST                -  SEMEA ITALY
BELGIUM                    -  JERSEY                     -  SENEGAL
BENIN (EX-DAHOMEY)         -  JORDAN                     -  SERBIA
BOSNIA                     -  HERZEGOVINA                -  KAZAKHSTAN
SEYCHELLES                 -  BOTSWANA                   -  KENYA
SHARJAH                    -  BULGARIA                   -  KIRGHIZIA
SIERRA LEONE               -  BURKINA FASO (EX-UV)
KUWAIT                     -  SLOVAK REPUBLIC
BURUNDI                    -  KYRGYZSTAN                 -  SLOVENIA
CABO VERDE                 -  LATVIA (BALTIC CTRY)
SOMALIA                    -  CAMEROON                   -  LEBANON
SOUTH AFRICA               -  CENTRAL AFRICAN REP
LESOTHO                    -  SPAIN                      -  CHAD
LIBERIA                    -  ST. HELENA                 -  COMOROS
LIBYA                      -  SUDAN                      -  CONGO
BRAZAVILLE                 -  LIECHTENSTEIN              -  SWAZILAND
CROATIA                    -  LITHUANIA (BALTIC)
SWEDEN                     -  CYPRUS                     -  LUXEMBOURG
SWITZERLAND                -  CZECH REPUBLIC             -  MACEDONIA
SYRIA                      -  DENMARK                    -  MADAGASCAR
TADJIKISTAN                -  DJIBOUTI                   -  MALAGASY
TANZANIA                   -  DUBAI                      -  MALAWI
TOGO                       -  EGYPT                      -  MALI
TUNISIA                    -  ESTONIA (BALTIC)
MALTA                      -  TURKIYE                    -  EQUATORIAL GUINEA
MARTINIQUE                 -  TURKMENIA                  -  ERITREA
MAURITANIA                 -  TURKMENISTAN               -  ETHIOPIA

MAURITIUS                  -  UZBEKISTAN                 -  FINLAND
MAYOTTE                    -  UGANDA                     -  FRANCE
MOLDOVA                    -  UKRAINE                    -  FRENCH GUYANA
MONACO                     -  UMM AL QIWAN               -  FRENCH POLYNESIA
MOROCCO                    -  UNITED ARAB                -  EMIRATES
FUJAIRA                    -  MOZAMBIQUE                 -  UNITED KINGDOM
FYROM (Former Yugoslav     -  NAMIBIA                    -  VANUATU
      Republic of Macedonia)
GABON                      -  NETHERLANDS                -  WALLIS ET FUTUNA
GAMBIA                     -  NEW CALEDONIA              -  YEMEN-NORTH
GEORGIA                    -  NIGER                      -  YEMEN-SOUTH
GERMANY                    -  NIGERIA                    -  YUGOSLAVIA (EX)
GHANA                      -  NORTHERNIRELAND
ZAIRE                      -  GIBRALTAR                  -  NORWAY
ZAMBIA                     -  GREECE                     -  OMAN
ZIMBABWE                   -  GUADELOUPE                 -  PAKISTAN


GERMANY
-------

             The parties mutually agree to set forth any additional terms that shall apply for Germany at such time as the parties enter into SOWs and Transaction Documents for the performance of Product Services in Germany.

IRELAND
-------

             The parties mutually agree to set forth any additional terms that shall apply for Ireland at such time as the parties enter into SOWs and Transaction Documents for the performance of Product Services in Ireland.

ITALY
-----

             The parties mutually agree to set forth any additional terms that shall apply for Italy at such time as the parties enter into SOWs and Transaction Documents for the performance of Product Services in Italy.

PORTUGAL
--------

             The parties mutually agree to set forth any additional terms that shall apply for Portugal at such time as the parties enter into SOWs and Transaction Documents for the performance of Product Services in Portugal.


TURKIYE
-------

             The parties mutually agree to set forth any additional terms that shall apply for Turkiye at such time as the parties enter into SOWs and Transaction Documents for the performance of Product Services in Turkiye.

ASIA PACIFIC
------------

AUSTRALIA
---------
             The parties mutually agree to set forth any additional terms that shall apply for Australia at such time as the parties enter into SOWs and Transaction Documents for the performance of Product Services in Australia.

INDONESIA AND MALAYSIA
----------------------

             The parties mutually agree to set forth any additional terms that shall apply for Indonesia and Malaysia at such time as the parties enter into SOWs and Transaction Documents for the performance of Product Services in Indonesia and Malaysia.

PAKISTAN
--------

             The parties mutually agree to set forth any additional terms that shall apply for Pakistan at such time as the parties enter into SOWs and Transaction Documents for the performance of Product Services in Pakistan.

PEOPLE'S REPUBLIC OF CHINA (Additional Terms)
---------------------------------------------

             The parties mutually agree to set forth any additional terms that shall apply for People's Republic of China at such time as the parties enter into SOWs and Transaction Documents for the performance of Product Services in People's Republic of China.

NORTH AMERICA
-------------

UNITED STATES OF AMERICA
------------------------

             Section 32.0 Governing Law and Forum (Additional Term)

             The laws of the State of New York govern the Agreement and SOW. Both parties expressly waive their right to a trial by jury for an action resulting from the Agreement and/or SOW.


CANADA
------

             Section 10.0 IBM Warranty (Additional Term)

             Warranties include both warranties and conditions.

             Section 18.0 Limitation of Liability (Additional Term)

             Both parties liability for bodily injury (including death) or damage to real property and tangible personal property shall be limited to that caused by the other party's negligence. Except for breaches of the CDA and any supplements thereto, which shall not be subject to the limitation of liability contained in this provision, neither party is liable for any indirect damages and harm to records and data.

             This "Limitation of Liability" section applies regardless of the basis on which either party is entitled to claim damages from the other party, including, but not limited to:

             1. breach of contract, even if fundamental breach; or

             2. tort, including, but not limited to, negligence or
                misrepresentation.

             Section 32.0 Governing Law and Forum (Replacement Term)

             The laws in the Province of Ontario govern this Agreement.

Attachment A - Statement of Work  (SOW)


                    ITSA - IBM and QMS - WARRANTY SERVICES
                            IBM MACHINE TYPE - 0064


Agreement Number:  99SBD155


1.   GENERAL INFORMATION

1.1  Purpose

The purpose of this SOW is to describe the scope of work as it relates to QMS, Inc. warranty services to be provided by IBM. It also sets forth the work related responsibilities of both parties, in connection with IBM providing services on behalf of QMS in support of QMS end-user customers, in the USA.

1.2  Scope

IBM will provide Warranty maintenance services on behalf of QMS on products listed in Exhibit A, "Eligible Products List". The "Eligible Products List" will be revised from time to time by mutual agreement of the parties as QMS engages IBM to provide the availability of service on additional QMS end-user customers or products.

In the event Products or attachments that are not included in the Eligible Product List (Exhibit A) are diagnosed as the cause of system failure, the IBM Customer Engineer (CE) will contact QMS to get approval for continued work. This work will be done at an hourly rate as described in 7.2 of this SOW.

In the event end-users request additional work be performed for which the CE was not dispatched, the CE will contact the IBM Call Center, the IBM Call Center will contact QMS for approval. Upon approval, the IBM Call Center will open a new call using the standard call management methodology, described in (Exhibit
B) - "Call Flow". CEs will not perform additional work without prior approval from an authorized representative of the IBM Call Center.

There may be requirements for additional or customized services that are not covered by this SOW. Separate Agreements and Attachments will be used to set forth the terms and conditions and charges for services not covered hereunder. If an end-user requests services that are outside the scope of this Agreement, the IBM Call Center will advise the end-user of (T&M) time and material costs, IBM will bill the end-user.

1.3       Service Criteria

1.3.1     Software

Software support will be done through the IBM technical support call center. IBM retains the right to refuse support on software if the customer is unwilling to submit a file to the call center for testing purposes or allow IBM to "re-create" the customer problem in one of the technical support labs. Any unique software that is required to be tested by the call center group will be made available by QMS or the purchase of such software will be invoiced to QMS on a periodic basis. IBM agrees to get permission from QMS before performing any customer recreates that require a software purchase before performing the testing. For the purposes of this SOW, software is defined as any application running on the customer's systems that was not provided as a part of the original printer purchase or has not been subsequently provided to the customer by QMS.


1.3.2     Service Locations

IBM reserves the right to engage QMS, to develop mutually agreeable terms, in providing service support on products at QMS end-user customer locations where the implementation of such service support is reasonably deemed by IBM to be cost prohibitive, due to the geography. Service support at such QMS end-user customer locations by IBM will be contingent upon the successful negotiation, on a case-by-case basis, of a mutually agreeable service support compensation arrangement.

A current list of the IBM Service Locations for the United States is listed in exhibit E, of this SOW. Such locations may be increased from time to time upon written notice from IBM to QMS and may be decreased from time to time upon not less than ninety (90) day's prior written notice from IBM to QMS.


1.3.3     Engineering Changes

QMS will notify IBM immediately of all safety issues and safety related engineering changes. Should IBM determine or discover a safety related engineering or manufacturing defect, IBM may require QMS to resolve the defect prior to the resumption of service.

Safety Engineering Change kits shall be provided on the first day of their general availability, at no cost to IBM, in quantities sufficient to match the IBM supported installation base. Safety Engineering Changes will be installed by IBM within reasonable time frames as agreed to by QMS and IBM. If the Safety Engineering Change is installed in conjunction with a service call, there will be no charge to QMS, assuming it takes 30 minutes or less to install. For installations in excess of 30 minutes or for non-safety Engineering Changes they will be installed at the applicable hourly rate charge per Section 7.2 of this SOW.


1.3.4     IBM Warranty

IBM warrants that it will perform services hereunder in a workmanlike manner. Service repairs are warranted for a period of 60 days for the same problem on the same machine serial.

Misuse, accident, unsuitable operating environment, modification, failure caused by a product for which IBM is not responsible, or operation outside of manufacturer's specifications may void this warranty. IBM does not warrant uninterrupted or error-free operation.

IBM is not providing any Year 2000 services (for example, Year 2000 assessment, conversion or testing) hereunder. IBM shall not be responsible for its failure to perform any of its obligations (including, for example, to meet service levels) under this Agreement, if such failure is the result, directly or indirectly, of the inability of 1) a customer's or 2) a third party's or 3) your product's inability to correctly process, provide and or receive data with other products or deliverables to accurately exchange data with other products under this agreement.

THIS WARRANTY REPLACES ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

1.3.5    Exclusions

Warranty maintenance services do not cover: product engineering change, product level control, application software support, restoring application software and customer related data files, or service for certain parts that are not subject to failure through normal wear and tear, such as frames or covers. In addition, maintenance services do not cover service of a product damaged by: misuse, accident, modification, unsuitable physical or operating environment, improper maintenance by the end-user, or failure caused by a product for which IBM is not responsible, Repair or replacement work or increase in service time as a result of damage or loss resulting from accident, casualty, transportation, neglect, misuse or abuse, operator error, failure of proper management or supervision, failure of electrical power, air conditioning or humidity control, use of supplies not approved by the original manufacturer of the Product, or causes other than ordinary prudent use for purposes for which any item of Product was designed, except for neglect acts or omissions of IBM employees or agents; These activities fall outside the definition of service, and as such will be subject to time and materials charges per section 7.2 of this SOW. The IBM Call Center will make every attempt to identify these conditions, when talking with the end-user during call placement, to eliminate unnecessary CE on-site visits.

For end-users on the Full Service Care Plan, in addition to all parts, labor and travel expenses being covered, one scheduled PM per year is included and normal wear and tear items, such as, fusers, transfer rollers, felt cleaners, etc. are also included as part of the maintenance. Toner and Paper are not included.


1.3.6    Evaluation Units

For selected new products, IBM may require that QMS provide evaluation products for training and other support purposes. QMS agrees to provide one set each of these products to each of IBM's five (5) training facilities. Such products will remain the property of QMS, but will remain in the care and control of IBM until this SOW or the Agreement is terminated.

1.4      Rights to Materials

QMS hereby grants to IBM a license to use preexisting training information ("QMS Information") provided to IBM. Such license to the QMS Information and derivative works is provided solely for the purpose of fulfilling the obligations hereunder and IBM shall not use it for any other purpose. This applies to currently marketed products only, as shown in Exhibit A, "Eligible Products List". IBM may develop and produce training materials and documentation to be used by IBM in which IBM retains all rights, title, and interest.

1.5      Product Access

QMS agrees to inform the end-users of the eligible products that, to obtain service, the end-user must provide IBM with full, free, and safe access to the Products as identified in QMS's product specification documentation.

1.6      Project Implementation and Management

IBM will assign an Implementation Project Manager to ensure all startup activities are implemented in accordance with this SOW. The Implementation Project Manager will: ensure QMS familiarization with services, work with QMS to integrate daily operating procedures, establish processes for call handling, tracking, and financial reporting, establish the operational systems to support those processes.

A Project Manager will be a single point of contact for QMS over the life of the SOW. The Project Manager will: direct IBM support for QMS, monitor and ensure service levels are achieved, ensure timely and accurate reporting to QMS, and resolve any problems that may occur.

In the event QMS should request full-time on-site management support, QMS will either provide call volume estimates that would justify such an assignment, or agree to pay an additional fee for such services. If the estimates warrant an assignment, IBM will assign a full-time Project Manager, and actual call volumes will be assessed on a quarterly basis to verify the need for continuation of the assignment. This full-time, on-site Project Manager will be responsible for all operational and service aspects of this Agreement. IBM and QMS will mutually agree when volumes or complexities justify such an assignment.

Upon request, IBM will provide dedicated project management services for project and/or scheduled work. Project work and scheduled work are defined as service or installation work which involves quantities greater than 100 units/locations or network services. The project management fee will be negotiated on an opportunity by opportunity basis. A minimum of 30 business days notice will be required for implementation, as initiated by QMS, of project management services. This assignment differs from the Project Manager assignment described in the preceding paragraph in that it is limited to a specific project.

1.7      Service in Private Residences

QMS agrees that when IBM is requested to service Products in a private residence, a person 18 years of age or older must make the appointment and be present during the entire duration of the service incident. In the event the CE arrives on-site and such person is not present, the call will be closed and QMS will be invoiced for the incident. The CE will subsequently return via a new service call if dispatched.

1.8      Safety

IBM agrees to service standard available products in a safe environment. In the event IBM determines that an unsafe condition exists in a product to be serviced or the environment in which the product is located, IBM will suspend service and notify QMS of the problem. IBM will not resume service until the condition has been corrected.

IBM reserves the right to decline support for Products serviced under this Agreement in the event such Product is identified as not being certified by Underwriters Laboratory (UL) or equivalent, or lacks the appropriate safety and regulatory labeling.

1.9      IBM Employee Safety and Security

For reasons of safety and security, QMS agrees that IBM service representatives will not work alone in the end-user customer site and will require an authorized representative of the end-user customer be present when service is performed. IBM will notify QMS of any condition encountered that may adversely affect the safety and/or security of IBM employees or assets, and service will not be performed until the condition is corrected.

1.10     Skills / Training

IBM will dispatch appropriately trained CEs. If, at any time, special training specific to machines covered under this SOW is required, all costs for such training will be the responsibility of QMS. QMS will provide train-the-trainer (T-3) training, on the Products, with no cost to IBM, at QMS's facilities in Mobile, Alabama. IBM is responsible for the salary, travel and living expenses of its employees while attending such training sessions.


2.       SERVICES

2.1      Documentation

QMS gives IBM the authority to reproduce all copyrighted service documentation to be used in servicing QMS Products, for currently marketed Products. Such authority is granted solely for the purpose of providing service information for IBM to be able satisfy all maintenance service requirements and contractual commitments to IBM and QMS customers under this Agreement.

2.2      On-Site Service Hours of Coverage

The on-site service hours of coverage applicable for products covered under this SOW are:
 .    5 x 9: Monday through Friday (excluding IBM holidays listed in Exhibit D),
     8:00 AM to 5:00 PM, local time.

2.3      Customer Service Response Time

Customer service response time for this SOW is as follows:

Next day response, 5 x 9:

 .    On-Site Warranty Services that are provided in accordance with the criteria specified in section 2.4.1 will be provided at the Per Incident rate listed in section 7.1 of this SOW for all such Products on a labor only basis with all necessary Parts provided by QMS at no cost to IBM. All Warranty Maintenance calls for on-site service, received before 16:00, local prevailing time, will be responded to by the end of the next business day during the Principle Period of maintenance (PPM) Monday to Friday 8 AM to 5 PM local time, (excluding IBM and QMS holidays) listed in exhibit D. Any service request that are received after 16:00, local prevailing time, will be considered received on the next business day and will be covered no later than the following business day. Within thirty (30) minutes of receipt of a service call request from QMS for hardware Warranty service
     IBM shall contact the QMS end-user customer. Repair normally occurs on the next business day, Monday through Friday (excluding IBM and QMS holidays), after the call has been received by IBM. However, if IBM is unable to affect repair by 5:00 PM, local time, the next business day, service is deferred until 8:00 AM, local time, the next business day, Monday through Friday (excluding IBM and QMS holidays). Service in progress may be discontinued at 5:00 PM, local time, and resumed at 8:00 Am, local time, the next business day, Monday through Friday (excluding IBM and QMS holidays). On-site service may be mutually scheduled by the assigned Customer Engineer and QMS.

2.4      Service Offerings

2.4.1    Per Incident Rate Service

IBM provides the availability of on-site labor service to affect repair. This service is invoiced in accordance with the schedules described in Section 7 - "Pricing". QMS provides all the parts.

CE travel time to the QMS end-user customer site is included in the per incident rate.

2.4.2    Hourly Rate Service

IBM provides the availability of on-site labor service to cover any services outside the scope of this SOW ( e.g. installation service) as mutually agreed to by IBM and QMS. This service is invoiced based the pricing schedules described in Section 7.2 "Hourly Rate Service" on the actual CE on-site time at the QMS end-user customer site (plus CE travel time to the QMS end-user customer site), at the applicable hourly rate. QMS provides the parts, this process will be more fully set forth in the Product Support Services SOW which is attached to this Agreement.

2.4.3    Call Center Service

IBM will provide end-user call handling for QMS callers that telephone the QMS Technical Support 1-800 number Monday through Friday 8:00AM to 5:00PM local time, (excluding IBM and QMS holidays) listed in exhibit D. IBM will maintain appropriate call handling resources to manage the call volumes as indicated in
Section 7.1

2.4.4    Telecommunications Agreement for Call Center Operations

QMS and IBM agree to a "Shared Use" of its 800 numbers in order to facilitate their customer's contacting IBM. QMS will retain ownership of these 800 numbers under this agreement that will re-direct the National Field Service 800 and the Customer Response Center 800 Numbers to the Boulder Lucent switch. IBM agrees to pay any charges associated with maintaining and moving the termination of these numbers to Boulder and will agree to be invoiced for any telecommunications charges that are a result of the QMS customers obtaining technical support from the IBM/QMS Call Center.


(The "Shared Use Agreement" will be inserted into this SOW once it has been executed.)

3.       MAINTENANCE PLAN

3.1      Entitlement for Service


IBM will provide service to QMS Warranty and Maintenance customers for QMS products using the call flow depicted in Exhibit B.

IBM Call Center personnel are responsible for entitlement and dispatch of calls on behalf of QMS Warranty and Maintenance customers with QMS products. When the end-user experiences a problem, the end-user will call the IBM Call Center at 877-778-2687.

IBM will screen all calls to:

 .    Verify service entitlement based on the end-user supplied machine type and serial number

 .    Obtain problem information and log pertinent end-user information

 .    Perform problem determination and attempt to resolve end-user problem

The IBM Call Center will assess the problem, identify the appropriate FRU/Parts and place a service call to the field for a Customer Engineer to be dispatched for next day service.

3.2      Maintenance Roles/Responsibilities

3.2.1    IBM Responsibilities

IBM will provide the availability of a qualified CE to provide service. IBM will be responsible for using the following recommended call flow, a more detailed flow is shown is Exhibit B:

The CE will:

1. Identify himself/herself as representing QMS as long as the service is under warranty

2.   Provide on-site maintenance service

3.   Obtain parts via the identified process

4. Escalate to QMS, via the IBM Call Center, for approval prior to servicing any unit where failure was likely caused by end-user customer abuse or mishandling. This escalation should only take place when the IBM Call Center and the end-user cannot come to agreement on the cause of the failure.

5.   Utilize IBM technical or network support when necessary

6. Update call with appropriate call coding including identifying the problem as resolved and using the appropriate QMS cause code.

7. Close resolved problems on a timely basis, via the laptop or RIM device, or via voice, to the dispatch system

8. Test the product to ensure it performs in accordance with QMS service manuals and service bulletins.

3.2.2    QMS Responsibilities

1.   Provide Product registration base information as available

2.   Provide entitlement database on a weekly basis

3. Provide access to QMS Engineering support for the IBM Call Center as required:

     A)  Response criteria is defined as:

         Severity 1 Customer product is down and critical to Customers Operation
                    = 2 hours

         Severity 2 Customer product is not functioning properly Customer is dissatisfied = 4 hours

         Severity 3 Customer product is not functioning properly, not a significant impact to Customer's operation, Customer is willing to wait = 72 hours

     B)  Communications:

         IBM Call Center and QMS Engineering support will communicate via E-mail.

4.   Provide appropriate product failure cause codes


3.4      Field Support

IBM shall maintain the necessary expertise, capabilities, and resources to remotely support CEs to: install, maintain, provide operational assistance, and provide technical problem resolution on for products on the Eligible Products List shown in Exhibit A.

The IBM technical escalation process begins whenever a CE requires technical support. For complex problems, IBM personnel are backed by a four tiered technical support organization composed of subject matter experts for all IBM supported Products and solutions. If a CE becomes involved in a highly complex failure or issue, the CE and his/her management will progressively utilize its hierarchy of technical experts within both, the organization and partner/supplier organizations, to resolve the problem. These experts can assist the CE either through remote consultation or by actually joining the CE on-site. IBM technical support may engage QMS at any time for assistance. QMS will be responsible for all costs associated with this support for their people. IBM and QMS will mutually agree when QMS on-site assistance is required.


4.       PARTS SUPPORT

4.1 QMS provides parts, IBM Ships Replacement Part to the End-User Customer, IBM Ships Replaced Part Back to QMS's Designated Used Part Return Facility, QMS reimburses IBM for the cost of parts

4.2      Parts Strategy

QMS will provide to IBM all necessary service parts and FRU's to maintain the Products listed in exhibit A, the Eligible Product List. IBM will return used parts and report usage on a monthly basis back to QMS. QMS is responsible for all transportation costs to get parts to IBM's Central Distribution Center. IBM is responsible for transportation costs to move parts within IBM's distribution network. IBM will purchase parts from QMS, QMS will process a credit to IBM for all parts returned to their facility. IBM will provide monthly reports identifying the inexpensive parts, that are not to be returned to QMS, but were used in providing the services under this Agreement and QMS will credit IBM for the cost of these parts. QMS will conduct periodic audits to ensure the validity of IBM's reported parts usage.

IBM intends to purchase parts for QMS currently marketed products for the 1st two years after warranty expiration. IBM further intends to provide 1st right of refusal, to QMS for parts purchases after the initial two year period. The initial purchase of QMS parts inventory is to be determined by the parties. Warranty parts for the products to be provided to IBM, by QMS, while the product is under QMS warranty. IBM and QMS are currently studying the "Consignment of Maintenance Parts" option and will be jointly decided. Parts processes will be more fully defined in the Product Support Services SOW, which is attached to this Agreement.


QMS Responsibilities

 .    Provide IBM all necessary parts and FRU's in sufficient quantity, based on the installed inventory of products and the projected parts usage, as agreed upon between the parties, for the maintenance service of printers listed in exhibit A Eligible Product List

 .    Provide parts in a timely fashion

 .    Provide all part numbers and description of service parts, FRU's and CRU's

 .    Provide MSDS documentation for all applicable parts

 .    Identify by part number UPR (used part return) status

 .    Provide failure analysis cards if applicable

 .    Provide distributor parts pricing

IBM Responsibilities

 .    Parts are more fully detailed in the attached SOW - Product Support
     Services

 .    The IBM CE will follow IBM standard parts handling procedures

 .    Report Warranty parts usage to QMS on a monthly basis, including IBM and
     QMS part numbers, customer name, address and date of usage, quantity, cost, model number and serial number

5.       ADMINISTRATIVE SUPPORT

5.1      Dispatch

Service call requests from QMS end-user customers will be received by the IBM Call Center at 877-778-2687.


5.2      Activity Reporting

IBM CEs will use Quality Service Activity Reporting (QSAR) for service activity reporting. When recording QSAR entries for QMS, the CE will use appropriate: IBM machine types, serial numbers and service code.

IBM CEs will use Service Code 01 for repair service, Service Code 36 for standby service, Service Code 08 for preventative maintenance, Service Code 33 for Engineering changes, Service Code 20 for Installation and Rearrangement services and Service Code 44 for all other services.

If the call has been properly placed by IBM Call Center the machine type and the correct machine serial number will be in the dispatch record and will automatically fill these fields when the CE records the service activity. The CE should record the entire serial number.


6.   Invoices and Detail Report

6.1      Invoices

QMS is responsible for notifying IBM of all billing, invoice, or reporting requirements necessary for payment of services.

IBM will provide invoice charges based on specific contract requirements, or on a monthly basis, for all service incidents completed. The invoices for service incidents completed will include the following information:

1.   QMS Corp.

2.   Taxing jurisdiction (state) where work was performed

3. Dollar amounts grouped by the state where work was performed, including applicable taxes

4.   Total charges on the invoice

5.   All payments to IBM to be sent to:

         IBM Corporation

         6300 Diagonal Highway

         Boulder, CO 80301

         Attention:  Accounts Receivable

6.1.1    Detail Report

A detailed billing report may be provided along with the invoices, either electronically or in hard copy. This detailed billing report may include the following information:

1.   QMS Work Order / Call Number

2.   IBM Service Call Number

3.   End-user name

4.   End-user service location

5.   Model and Serial Number

6.   Labor hours, travel hours, and mileage per service incident

7.   Labor, parts, mileage and total charges per service incident

8.   Total charges on the invoice, excluding taxes.

The parties agree that when applicable, a blanket purchase order will be issued by QMS for administration and billing purposes only and will not modify or add to the terms and conditions of the Agreement or this SOW. Any terms and conditions on the front and reverse side of such purchase order will not apply.

7.       PRICING

7.1      Per Incident Rate Service

    -----------------------------------------------------------------------
    Description             Service Offering              Per Incident Rate
    -----------------------------------------------------------------------

    -----------------------------------------------------------------------
    5x9, Next Business Day  Per Incident, Labor Only                $265.00
    -----------------------------------------------------------------------
    On-Site Response
    -----------------------------------------------------------------------

    -----------------------------------------------------------------------
    5x9 Calls Taken         IBM Call Center                          $26.00
    -----------------------------------------------------------------------

    -----------------------------------------------------------------------

A.  Guaranteed Minimums:
-----------------------

- QMS agrees that they will be invoiced for a minimum of 150 CE incidents per month

- QMS agrees that they will be invoiced for a minimum of 1000 Call Center incidents per month

- Incidents or calls in excess of these minimums will be invoiced at the rates above

- IBM will respond to the first 300 WEB and E-mail communications each month at no charge, fees for services in excess of 300 calls each month will be negotiated in good faith by both parties.

- Initial call center staffing will be based on an anticipated volume of 7,000 calls per month, with an abandon rate of less than five (5) percent, these 7,000 calls to have an average answer time of less than one-hundred and twenty (120) seconds. The minimum charge for call center activity is $1.3M per year.

B.  Criteria for an Additional Incident Charge:
----------------------------------------------

- CE needs to return as result of a new defective part that was supplied by QMS.

C.  Product Review
------------------

Actual service data will be closely monitored and at the end of the first six months of service, for each product an evaluation will be made to determine how closely the products have tracked to the number of repair actions and duration of service calls based on the technical data provided to IBM by QMS. QMS will also evaluate the cost of Warranty based on the number of service calls, travel expense and parts usage as provided by IBM. QMS and IBM will review call center activity to determine if the expected volumes are being realized. If it is determined by either party that a price increase or decrease is deemed necessary this will be negotiated at that time. After the initial review, IBM and QMS will review performance and pricing on an annual basis to determine whether pricing actions are required.

7.2 Hourly Rate Service (for the following activities):

     $125 per hour for Engineering Change Installation (as described in Section 1.3.3)
     $125 per hour for labor services on Preventive Maintenance (PM) (Parts not included)
     $125 per hour to provide Operator Training
     $125 per hour for product installation (all models)


7.3  TIME AND MATERIALS SERVICE:

     If the IBM Call Center determines that services requested are outside the scope of this Agreement, the IBM Call Center will advise the end-user of the availability of T&M Services. IBM will provide time and material maintenance service at the rate of $234.00 per hour with a two (2) hour minimum including travel plus the cost of parts required to service the product. Mileage will be billed at IBM's then current rate. (as of 12/21/99, rate is 27.5 cents per mile). IBM will invoice the end-user. Likewise, if QMS were, for whatever reason, to desire T&M services, IBM will provide these services at these same rates. In such case, IBM will invoice QMS directly.

Exhibit A
Eligible Products List

 QMS, Inc. product lines currently eligible for service under this SOW are the printers and QMS sold options, drivers, printer administration and software items of the following:

                                  magicolor CX
                                   magicolor2
                                 magicolor 330
                                 magicolor 6100
                                    QMS-2560
                                    QMS-2060
                               QMS-3260/QMS-4032
                                    QMS-2425
                                    QMS-4060
                                  Pageworks 18
The fuser on the 4060 is considered a consumable and is not covered under this Agreement.

Note:  All QMS models serviced under this SOW will be included in Exhibit A

Exhibit B - Call Flow

QMS End-user calls the IBM Call Center at 1-800-877-778-2687 and the call is worked by an IBM Call Center Agent.

- Agent will collect: customer name, phone number, address, printer type and serial number.

- Using data provided by QMS, the agent will entitle the end-user to warranty service. The IBM Call Center to validate model number, serial number and warranty start/stop dates. Warranty period is a total of 15 months (3 months in channel and 12 months in end-user use). If the serial number doesn't entitle and the customer claims it is under warranty, the IBM Call Center agent will require that the customer provides proof of purchase.

- Agent will attempt to resolve the customer problem over the phone entering all of the call data information into the IBM call tracking tool.

If the IBM Call Center agent believes it is an on-site event.

- Agent will get a live (real time) approval to dispatch a Customer Engineer.

- Once the dispatch agent has been reached, the live call agent will transfer the call to the IBM dispatch work queue.

- IBM dispatch agent now assumes responsibility for the call.

IBM Dispatch Agent Responsibilities:

- Dispatch agent will assist the customer with their printer problem continuing with additional troubleshooting if needed.

- If the problem is not resolved and an on-site incident is needed, the dispatch agent will verify the customer information that had been inputted into the IBM Call Tracking case and initiate a dispatch.

- Dispatch agents will be responsible for determining what parts are needed to be ordered by the CE and place those remarks in the IBM Call Tracking tool.

- Dispatch agents will be responsible for fielding all CE questions and problems when a CE calls into the Hardware Level 2 support 1-800 number and inputs the IBM QMS machine type.

Dispatch Procedures

- Dispatch agent will enter all of the appropriate customer information into IBM Call Tracking tool that is required to facilitate an on-site event.

- Dispatch agent will record the dispatch incident number into the IBM Call Tracking tool case and defer the call for next day service in accordance with the guidelines set forth in section 2.3.

- IBM Call Center Agents will retain responsibility for the keeping call records updated until call closure.

If Dispatch Agent and/or Field Engineer cannot resolve the printer problem:

- Dispatch agent will engage QMS engineering support under the guidelines set forth in section 3.4. of the SOW.

- Dispatch agent will retain responsibility for seeing customer service incident through to problem resolution.

Call Escalation Procedures

- QMS will provide a contact who will handle any customer complaints that need to be presented to the QMS corporate level including: product quality concerns, product replacement/exchange, refunds, or any judgment that IBM determines to be outside of the scope of their responsibility.

- If a customer is granted a replacement/exchange printer, QMS will take ownership of the call once the IBM Call Center has been notified that a replacement printer has been authorized.

- The IBM Call Center team leader or designate will be responsible for making said replacement requests and responsible for informing all parties of the QMS decision on replacement. Any disagreement regarding printer replacement policy will be escalated to the QMS escalation contact.

Exhibit C
Escalation Procedures
                            Escalation By IBM to QMS
                            ------------------------

         Contact                            Title                              Phone
-----------------------------------------------------------------------------------------------
Charlie Phillips            Service Product Manager                     334-633-4301 x1205
-----------------------------------------------------------------------------------------------
Ginger Smith                Director of Service Planning                334-633-4301 x1252
-----------------------------------------------------------------------------------------------
Al Butler                   VP of Finance and Operations                334-633-4300
-----------------------------------------------------------------------------------------------


                            Escalation By QMS to IBM
                            ------------------------

         Contact                    Title                                  Phone
----------------------------------------------------------------------------------------------
Mike Hickey                 Project Manager                             201-967-6421
----------------------------------------------------------------------------------------------
Ralph Alston                Service Planning Representative             303-924-6820
----------------------------------------------------------------------------------------------
Bill Huckaby                Program Director, MAS                       303-924-6409
----------------------------------------------------------------------------------------------

Exhibit D

IBM and QMS Observed Holidays

 . New Year's Day
 . Memorial Day
 . Independence Day (July 4)
 . Labor Day
 . Thanksgiving Day
 . Christmas Day

EXHIBIT - E  SERVICE OFFICE LOCATIONS

Designated Locations:

City                     ST  City           ST   City            ST
-----------------------  --  -------------  ---  --------------  --------------
ANCHORAGE                AK  SCOTTSDALE     AZ   HUNTINGTON      CA
                                                 BEACH
JUNEAU                   AK  TEMPE          AZ   INGLEWOOD       CA
ADAMSVILLE               AL  TUCSON         AZ   IRVINE          CA
ALABASTER                AL  ALHAMBRA       CA   LA HABRA        CA
BIRMINGHAM               AL  ANAHEIM        CA   LA MESA         CA
BOAZ                     AL  ANTIOCH        CA   LA PUENTE       CA
DAPHNE                   AL  ARCADIA        CA   LAGUNA BEACH    CA
DEATSVILLE               AL  ARTESIA        CA   LAKE ELSINORE   CA
DECATUR                  AL  ATASCADERO     CA   LAKESIDE        CA
DORA                     AL  BAKERSFIELD    CA   LIVERMORE       CA
DOTHAN                   AL  BELLFLOWER     CA   LOMITA          CA
FLORENCE                 AL  BOLINAS        CA   LONG BEACH      CA
GRAND BAY                AL  CAMARILLO      CA   LOS ANGELES     CA
HUNTSVILLE               AL  CARMICHAEL     CA   MARTINEZ        CA
MIDLAND CITY             AL  CHICO          CA   MERCED          CA
MOBILE                   AL  CHINO HILLS    CA   MILPITAS        CA
MONTGOMERY               AL  CITRUS         CA   MILPITAS        CA
                             HEIGHTS
PLEASANT GROVE           AL  CONCORD        CA   MODESTO         CA
TALLADEGA                AL  CORONA         CA   MORENO VALLEY   CA
WOODSTOCK                AL  COSTA MESA     CA   MORGAN HILL     CA
ALPENA                   AR  CULVER CITY    CA   NAPA            CA
BENTONVILLE              AR  CYPRESS        CA   NEWARK          CA
CONWAY                   AR  ELTORO         CA   NEWBURYPARK     CA
FORT SMITH               AR  ELK GROVE      CA   NORTH           CA
                                                 HOLLYWOOD
JONESBORO                AR  FAIRFIELD      CA   NORTHRIDGE      CA
LITTLE ROCK              AR  FREMONT        CA   NORWALK         CA
MONTICELLO               AR  FRESNO         CA   OAKLAND         CA
NORTH LITTLE ROCK        AR  FULLERTON      CA   ORANGE          CA

PEA RIDGE                AR  GARDEN GROVE   CA   ORANGEVALE      CA
PINE BLUFF               AR  GILROY         CA   PICO RIVERA     CA
SPRINGDALE               AR  GLENDALE       CA   PINON HILLS     CA
CHANDLER                 AZ  HALF MOON BAY  CA   PITTSBURG       CA
GILBERT                  AZ  HAYWARD        CA   PLAYA DEL REY   CA
KINGMAN                  AZ  HAWTHORNE      CA   PLEASANTON      CA
PHOENIX                  AZ  HOLLISTER      CA   POWAY           CA
RANCHO CUCAMONGA         CA  WALNUT CREEK   CA   WALLINGFORD     CT
REDDING                  CA  WEST COVINA    CA   WEST HAVEN      CT
RESEDA                   CA  WINDSOR        CA   WASHINGTON      DC
RICHMOND                 CA  WOODLAND       CA   BEAR            DE
RIO LINDA                CA  YUBA CITY      CA   NEW CASTLE      DE
RIVERSIDE                CA  AURORA         CO   NEWARK          DE
ROSEVILLE                CA  BOULDER        CO   OCEAN VIEW      DE
SACRAMENTO               CA  BROOMFIELD     CO   WILMINGTON      DE
SAN DIEGO                CA  COLORADO       CO   APOPKA          FL
                             SPRINGS
SAN FERNANDO             CA  DENVER         CO   BOCA RATON      FL
SANJOSE                  CA  DURANGO        CO   BROOKSVILLE     FL
SAN JUAN CAPISTRANO      CA  EASTLAKE       CO   BRYCEVILLE      FL
SAN LEANDRO              CA  FRANKTOWN      CO   CASSELBERRY     FL
SAN MATEO                CA  GRAND          CO   CLEARWATER      FL
                             JUNCTION
SAN RAMON                CA  HYGIENE        CO   COCOA           FL
SANTA ANA                CA  LITTLETON      CO   CRAWFORDVILLE   FL
SANTA BARBARA            CA  LONGMONT       CO   FORT            FL
                                                 LAUDERDALE
SANTA CLARITA            CA  LOVELAND       CO   FORT MYERS      FL
SANTA CRUZ               CA  MORRISON       CO   GAINESVILLE     FL
SANTA ROSA               CA  PARKER         CO   GLEN SAINT      FL
                                                 MARY
SARATOGA                 CA  PEYTON         CO   HIALEAH         FL
SEALBEACH                CA  WESTMINSTER    CO   HIGH SPRINGS    FL

SHINGLE SPRINGS          CA  BETHEL         CT   HOBESOUND       FL
SIMI VALLEY              CA  CANTON         CT   HOLLYWOOD       FL
SOUTH SAN FRANCISCO      CA  CHESHIRE       CT   JACKSONVILLE    FL
STOCKTON                 CA  CLINTON        CT   LAKE PLACID     FL
TEHACHAPI                CA  COLCHESTER     CT   LAKE WORTH      FL
TEMECULA                 CA  COLLINSVILLE   CT   LAKELAND        FL
TORRANCE                 CA  DANBURY        CT   LAND O'LAKES    FL
VACAVILLE                CA  HARTFORD       CT   LONGBOATKEY     FL
VALLEJO                  CA  MILFORD        CT   LUTZ            FL
VAN NUYS                 CA  NEW MILFORD    CT   MACCLENNY       FL
VISALIA                  CA  NEWTOWN        CT   MELBOURNE       FL
VISTA                    CA  SHERMAN        CT   MERRITT ISLAND  FL
WALNUT                   CA  VERNOW         CT   MIAMI           FL
                             ROCKVILLE
NAPLES                   FL  IRWINTON       GA   HIAWATHA        IA
OCOEE                    FL  KENNESAW       GA   MARSHALLTOWN    IA
ODESSA                   FL  LAWRENCEVILLE  GA   NORTH ENGLISH   IA
ORANGE PARK              FL  LILBURN        GA   NORTH LIBERTY   IA
ORLANDO                  FL  LITHONIA       GA   SIOUX CITY      IA
ORMOND BEACH             FL  LOGANVILLE     GA   WATERLOO        IA
PANAMA CITY              FL  MACON          GA   BOISE           ID
PENSACOLA                FL  MARIETTA       GA   KUNA            ID
POMPANO BEACH            FL  MIDLAND        GA   MALAD CITY      ID
SAINT PETERSBURG         FL  MONROE         GA   MERIDIAN        ID
SARASOTA                 FL  RIVERDALE      GA   NAMPA           ID
SUMMERFIELD              FL  SAVANNAH       GA   ARLINGTON       IL
                                                 HEIGHTS
TALLAHASSEE              FL  SHARPSBURG     GA   BARRINGTON      IL
TAMPA                    FL  SMYRNA         GA   BARTLETT        IL
VALRICO                  FL  STONE          GA   BELLEVILLE      IL
                             MOUNTAIN
WEST PALM BEACH          FL  SUGAR HILL     GA   BERWYN          IL
ATLANTA                  GA  TIFTON         GA   BLOOMINGTON     IL
AUGUSTA                  GA  TUCKER         GA   BOLINGBROOK     IL

BALL GROUND              GA  WARNER         GA   BROOKFIELD      IL
                             ROBINS
BETHLEHEM                GA  WATKINSVILLE   GA   CALUMET CITY    IL
BUFORD                   GA  WOODSTOCK      GA   CHAMPAIGN       IL
CANTON                   GA  AGANA          GU   CHICAGO         IL
COLUMBUS                 GA  HILO           HI   COLLINSVILLE    IL
CUMMING                  GA  HONOLULU       HI   DAWSON          IL
DAHLONEGA                GA  WAHIAWA        HI   DECATUR         IL
DALLAS                   GA  WAIANAE        HI   DOWNERS         IL
                                                 GROVE
DECATUR                  GA  AMES           IA   ELMHURST        IL
DOERUN                   GA  BETTENDORF     IA   FOREST PARK     IL
DOUGLASVILLE             GA  CEDAR FALLS    IA   FRANKFORT       IL
DULUTH                   GA  CEDAR RAPIDS   IA   GLENVIEW        IL
EVANS                    GA  COUNCIL        IA   HIGHLAND PARK   IL
                             BLUFFS
FAYETTEVILLE             GA  DAVENPORT      IA   KINGSTON        IL
FLINTSTONE               GA  DES MOINES     IA   LAKE VILLA      IL
FORSYTH                  GA  DUBUQUE        IA   LANSING         IL
GUYTON                   GA  GLENWOOD       IA   LIBERTYVILLE    IL
HINESVILLE               GA  HEDRICK        IA   LOCKPORT        IL
LOMBARD                  IL  BRAZIL         IN   SHAWNEE         KS
                                                 MISSION
MACEDONIA                IL  CEDAR LAKE     IN   SILVER LAKE     KS
MANHATTAN                IL  ELKHART        IN   SPRING HILL     KS
MATTESON                 IL  EVANSVILLE     IN   TOPEKA          KS
MAYWOOD                  IL  FORT WAYNE     IN   WICHITA         KS
METROPOLIS               IL  GREENWOOD      IN   BOWLING GREEN   KY
MIDLOTHIAN               IL  HAMMOND        IN   COVINGTON       KY
MORTON GROVE             IL  INDIANAPOLIS   IN   ELIZABETHTOWN   KY
MOUNT PROSPECT           IL  JASPER         IN   FLORENCE        KY
NAPERVILLE               IL  LAWRENCEBURG   IN   FRANKFORT       KY
NORMAL                   IL  LEO            IN   FRENCHBURG      KY
OAK FOREST               IL  LOWELL         IN   HOPKINSVILLE    KY

OAK LAWN                 IL  MISHAWAKA      IN   LAWRENCEBURG    KY
ONEIDA                   IL  MUNCIE         IN   LEXINGTON       KY
PALATINE                 IL  NEWBURGH       IN   LONDON          KY
PALATINE                 IL  NOBLESVILLE    IN   LOUISVILLE      KY
PEKIN                    IL  PLAINFIELD     IN   NEWPORT         KY
PEORIA                   IL  RICHMOND       IN   NICHOLASVILLE   KY
PLANO                    IL  SHELBYVILLE    IN   PAINT LICK      KY
QUINCY                   IL  TERRE HAUTE    IN   SHELBYVILLE     KY
RIVERSIDE                IL  THORNTOWN      IN   VANCEBURG       KY
ROCKFORD                 IL  VINCENNES      IN   BATON ROUGE     LA
ROUND LAKE               IL  WHITELAND      IN   COLFAX          LA
SCHAUMBURG               IL  COLBY          KS   KENNER          LA
SEYMOUR                  IL  DESOTO         KS   LAFAYETTE       LA
SILVIS                   IL  HAYS           KS   LAKE CHARLES    LA
SPRINGFIELD              IL  HUTCHINSON     KS   MANDEVILLE      LA
SUGAR GROVE              IL  KANSAS CITY    KS   METAIRIE        LA
TOWANDA                  IL  LAKIN          KS   MONROE          LA
TREMONT                  IL  LAWRENCE       KS   NEW ORLEANS     LA
WARRENVILLE              IL  MANHATTAN      KS   RINGGOLD        LA
WESTMONT                 IL  MC PHERSON     KS   SHREVEPORT      LA
WHEELING                 IL  OLATHE         KS   AGAWAM          MA
WOOD DALE                IL  ROSE HILL      KS   BELLINGHAM      MA
BLUFFTON                 IN  SALINA         KS   BOSTON          MA
BROCKTON                 MA  GERMANTOWN     MD   CANTON          MI
CHELMSFORD               MA  GLEN BURNIE    MD   CEDAR SPRINGS   MI
DALTON                   MA  HAGERSTOWN     MD   CLAWSON         MI
DRACUT                   MA  HYATTSVILLE    MD   COTTRELLVILLE   MI
                                                 TWP
EAST BRIDGEWATER         MA  IJAMSVILLE     MD   DEARBORN        MI
FALL RIVER               MA  LA PLATA       MD   DETROIT         MI
FISKDALE                 MA  LAUREL         MD   DRYDEN          MI
HUDSON                   MA  LINTHICUM      MD   EAST DETROIT    MI
                             HEIGHTS
HYANNIS                  MA  MITCHELLVILLE  MD   FENTON          MI
LEOMINSTER               MA  MOUNT AIRY     MD   GRAND HAVEN     MI

LOWELL                   MA  MYERSVILLE     MD   GRANDLEDGE      MI
MIDDLEBORO               MA  ODENTON        MD   GRAND RAPIDS    MI
MILFORD                  MA  OLNEY          MD   HOLLAND         MI
NORTHBOROUGH             MA  PARKVILLE      MD   HUDSONVILLE     MI
NORWELL                  MA  PASADENA       MD   IRON MOUNTAIN   MI
PLYMOUTH                 MA  PRESTON        MD   JACKSON         MI
QUINCY                   MA  PRINCE GEORGES MD   JENISON         MI
                             FACIL
READING                  MA  RANDALLSTOWN   MD   KALAMAZOO       MI
STERLING                 MA  SEVERN         MD   LANSING         M1
TEWKSBURY                MA  SILVER SPRING  MD   LINCOLN PARK    MI
WALPOLE                  MA  SILVERSP       MD   LIVONIA         MI
WALTHAM                  MA  SYKESVILLE     MD   LOWELL          MI
WESTBOROUGH              MA  UPPER          MD   MILAN           MI
                             MARLBORO
WESTFIELD                MA  WALDORF        MD   MILFORD         MI
WESTFORD                 MA  WEST           MD   MOUNT CLEMENS   MI
                             HYATTSVILLE
WORCESTER                MA  COOPERS MILLS  ME   NILES           MI
ABERDEEN                 MD  GORHAM         ME   NOVI            MI
BALTIMORE                MD  HOLDEN         ME   PINCKNEY        MI
BEL AIR                  MD  KITTERY        ME   PLAINWELL       MI
BETHESDA                 MD  PORTLAND       ME   PONTIAC         MI
CLINTON                  MD  PRESQUE ISLE   ME   PORTHURON       MI
COLUMBIA                 MD  TOPSHAM        ME   SAINT CLAIR     MI
                                                 SHORES
DAMASCUS                 MD  BATTLE CREEK   MI   SANFORD         MI
FORT WASHINGTON          MD  BENTON HARBOR  MI   SOUTHFIELD      MI
FREDERICK                MD  BLOOMFIELD     MI   STERLING        MI
                             HILLS               HEIGHTS

CITY                  ST   CITY            ST  CITY              ST
----                  --   ----            --  ----              --
TRAVERSE CITY         MI   FENTON          MO  BENSON            NC
TROY                  MI   FLORISSANT      MO  CARY              NC
UTICA                 MI   GRANDVIEW       MO  CATAWBA           NC
WALLED LAKE           MI   HARTSBURG       MO  CHARLOTTE         NC
WATERFORD             MI   HAZELWOOD       MO  CLAYTON           NC
WYANDOTTE             MI   IMPERIAL        MO  CLYDE             NC
YPSILANTI             MI   INDEPENDENCE    MO  CONCORD           NC
ALEXANDRIA            MN   JEFFERSON CITY  MO  CULLOWHEE         NC
ANOKA                 MN   KANSAS CITY     MO  DURHAM            NC
BELLE PLAINE          MN   KIRKSVILLE      MO  FAYETTEVILLE      NC
CANNON FALLS          MN   LAKE OZARK      MO  GARNER            NC
CHAMPLIN              MN   LEES SUMMIT     MO  GRAHAM            NC
DULUTH                MN   OSBORN          MO  GREENSBORO        NC
ESKO                  MN   OZARK           MO  GREENVILLE        NC
GLENVILLE             MN   SAINT CHARLES   MO  HARRISBURG        NC
KIMBALL               MN   SAINT LOUIS     MO  HIGH POINT        NC
MANKATO               MN   SPRINGFIELD     MO  HOLLY SPRINGS     NC
MARSHALL              MN   UNION           MO  INDIAN TRAIL      NC
MAZEPPA               MN   WEST PLAINS     MO  JACKSONVILLE      NC
MINNEAPOLIS           MN   BILOXI          MS  KERNERSVILLE      NC
ROCHESTER             MN   COLDWATER       MS  KNIGHTDALE        NC
SAINT FRANCIS         MN   COLUMBUS        MS  MOORESVILLE       NC
SAINT PAUL            MN   CRYSTAL         MS  PFAFFTOWN         NC
                           SPRINGS
SAVAGE                MN   GREENVILLE      MS  PINEVILLE         NC
SHAKOPEE              MN   JACKSON         MS  RALEIGH           NC
STEWARTVILLE          MN   MERIDIAN        MS  ROCKY MOUNT       NC
VIRGINIA              MN   MOOREVILLE      MS  SALISBURY         NC
WYOMING               MN   OLIVE BRANCH    MS  SOUTHPORT         NC
ZUMBRO FALLS          MN   PETAL           MS  STATESVILLE       NC
BALLWIN               MO   PORT GIBSON     MS  STOKESDALE        NC

BELTON                MO   RIDGELAND       MS  TRINITY           NC
BLUE SPRINGS          MO   BILLINGS        MT  WAKE FOREST       NC
CARTHAGE              MO   APEX            NC  WASHINGTON        NC
CHARLESTON            MO   ASHEBORO        NC  WHITSETT          NC
COLUMBIA              MO   BAHAMA          NC  WILKESBORO        NC
WINSTON-SALEM         NC   EAST HANOVER    NJ  PATERSON          NJ
BISMARCK              ND   ELIZABETH       NJ  PISCATAWAY        NJ
FARGO                 ND   ELMWOOD PARK    NJ  PITMAN            NJ
GRAND FORKS           ND   FAIR LAWN       NJ  PLAINFIELD        NJ
WILLISTON             ND   FRANKLIN        NJ  POMPTON LAKES     NJ
COLUMBUS              NE   FREEHOLD        NJ  RED BANK          NJ
ELKHORN               NE   GREENDELL       NJ  RIVERSIDE         NJ
HASTINGS              NE   HACKENSACK      NJ  ROCKAWAY          NJ
LINCOLN               NE   HAZLET          NJ  RUNNEMEDE         NJ
OMAHA                 NE   HIGHTSTOWN      NJ  SOMERSET          NJ
ACWORTH               NH   HILLSDALE       NJ  SOUTH ORANGE      NJ
CANTERBURY            NH   HOLMDEL         NJ  SOUTH PLAINFIELD  NJ
CLAREMONT             NH   HOWELL          NJ  STEWARTSVILLE     NJ
CONCORD               NH   JACKSON         NJ  STOCKHOLM         NJ
EXETER                NH   JAMESBURG       NJ  SUCCASUNNA        NJ
HILLSBORO             NH   KEANSBURG       NJ  TEANECK           NJ
MANCHESTER            NH   KEARNY          NJ  TOMS RIVER        NJ
MERRIMACK             NH   LAKEHURST       NJ  WAYNE             NJ
NASHUA                NH   MAHWAH          NJ  WEST KEANSBURG    NJ
ROCHESTER             NH   MATAWAN         NJ  WEST MILFORD      NJ
ANDOVER               NJ   MAYWOOD         NJ  WESTWOOD          NJ
BEDMINSTER            NJ   MIDDLETOWN      NJ  WILLINGBORO       NJ
BLAIRSTOWN            NJ   MILLINGTON      NJ  WYCKOFF           NJ
BLOOMFIELD            NJ   MILLTOWN        NJ  ALBUQUERQUE       NM
BRICK                 NJ   MONROEVILLE     NJ  ROSWELL           NM
BRIDGETON             NJ   MONTVALE        NJ  SANTA TERESA      NM
BURLINGTON            NJ   MORGANVILLE     NJ  TOME              NM
BUTLER                NJ   NEW BRUNSWICK   NJ  CARSON CITY       NV
CALDWELL              NJ   NEWARK          NJ  HENDERSON         NV
CAMDEN                NJ   NEWTON          NJ  LAS VEGAS         NV
CARTERET              NJ   NUTLEY          NJ  RENO              NV

CEDAR GROVE           NJ   OAKLAND         NJ  ALBANY            NY
CLIFTON               NJ   OCEAN VIEW      NJ  ALBION            NY
CRANFORD              NJ   ORANGE          NJ  BABYLON           NY
DENVILLE              NJ   PARAMUS         NJ  BALDWIN           NY
BEACON                NY   ISLIP           NY  SCHENECTADY       NY
BETHPAGE              NY   JAMAICA         NY  SEAFORD           NY
BREWSTER              NY   JAMESTOWN       NY  SMITHTOWN         NY
BRIARWOOD             NY   JOHNSON CITY    NY  STATENISLAND      NY
BRONX                 NY   KINGS PARK      NY  STONY POINT       NY
BROOKLYN              NY   KINGSTON        NY  SYRACUSE          NY
BUFFALO               NY   LEVITTOWN       NY  VESTAL            NY
CAMBRIDGE             NY   LINDENHURST     NY  WALLKILL          NY
CAMILLUS              NY   LONG ISLAND     NY  WASHINGTONVILLE   NY
CAMPBELL HALL         NY   MANLIUS         NY  WATERTOWN         NY
CARMEL                NY   MASSAPEQUA      NY  WEST HURLEY       NY
CHURCHVILLE           NY   MEDFORD         NY  WEST ISLIP        NY
CLEVELAND             NY   MERRICK         NY  WHITE PLAINS      NY
CORAM                 NY   MILLER PLACE    NY  WHITNEY POINT     NY
DEER PARK             NY   MINOA           NY  WILLISTON PARK    NY
EAST AMHERST          NY   MONROE          NY  YONKERS           NY
ENDICOTT              NY   MOUNT KISCO     NY  AKRON             OH
FARMINGDALE           NY   NEW CITY        NY  ATWATER           OH
FLORAL PARK           NY   NEW PALTZ       NY  BATAVIA           OH
FLUSHING              NY   NEW ROCHELLE    NY  BAYVILLG          OH
FRANKLIN SQUARE       NY   NEW YORK        NY  CINCINNATI        OH
GLEN HEAD             NY   NIVERVILLE      NY  CLEVELAND         OH
GLENS FALLS           NY   OLEAN           NY  COLUMBIA          OH
                                               STATION
GLOVERSVILLE          NY   ONTARIO         NY  COLUMBUS          OH
GRAND ISLAND          NY   ORCHARD PARK    NY  DAYTON            OH
GROTON                NY   OWEGO           NY  ENGLEWOOD         OH
HARRISON              NY   PEARL RIVER     NY  FINDLAY           OH
HAWTHORNE             NY   PERU            NY  FRANKLIN          OH
                                               FURNACE

HEMPSTEAD             NY   PINE PLAINS     NY  GROVE CITY        OH
HICKSVILLE            NY   PLAINVIEW       NY  GROVEPORT         OH
HIGHLAND              NY   POUGHKEEPSIE    NY  HAMILTON          OH
HOLLAND               NY   ROCHESTER       NY  HILLIARD          OH
HOLTSVILLE            NY   ROCKVILLE       NY  HUNTSVILLE        OH
                           CENTRE
HUNTINGTON            NY   RONKONKOMA      NY  JOHNSTOWN         OH
ISLAND PARK           NY   SALT POINT      NY  KENT              OH
LANCASTER             OH   OKLAHOMA CITY   OK  GOULDSBORO        PA
LIMA                  OH   TULSA           OK  HALIFAX           PA
LOUDONVILLE           OH   CORVALLIS       OR  HARRISBURG        PA
LOVELAND              OH   GRESHAM         OR  HUMMELSTOWN       PA
MADISON               OH   MEDFORD         OR  IRWIN             PA
MANSFIELD             OH   PORTLAND        OR  JOHNSTOWN         PA
MARIETTA              OH   SALEM           OR  KUTZTOWN          PA
MARYSVILLE            OH   SPRINGFIELD     OR  LANCASTER         PA
MASON                 OH   ABINGTON        PA  LANGHORNE         PA
MASSILLON             OH   ALIQUIPPA       PA  LAURYS STATION    PA
MAUMEE                OH   ALLENTOWN       PA  LEOLA             PA
MENTOR                OH   ALLISON PARK    PA  LEVITTOWN         PA
MIDDLEBURG HEIGHTS    OH   ALTOONA         PA  LIBRARY           PA
MOGADORE              OH   ATHENS          PA  LOCK HAVEN        PA
NEWARK                OH   BEAVER          PA  MACUNGIE          PA
NORWALK               OH   BEAVER FALLS    PA  MANHEIM           PA
N. RIDGEVILLE         OH   BELLEFONTE      PA  MARS              PA
PATASKALA             OH   BENSALEM        PA  MC KEES ROCKS     PA
RICHFIELD             OH   BENTON          PA  MEADVILLE         PA
SALEM                 OH   BOYERTOWN       PA  MECHANICSBURG     PA
SPRINGBORO            OH   BRYN MAWR       PA  MONACA            PA
TOLEDO                OH   BULGER          PA  NAZARETH          PA
UNIONTOWN             OH   BUSHKILL        PA  NEW CUMBERLAND    PA
WADSWORTH             OH   CAMP HILL       PA  NEW GALILEE       PA

WESTERVILLE           OH   CARLISLE        PA  NEW KENSINGTON    PA
WOOSTER               OH   CARNEGIE        PA  NEW OXFORD        PA
XENIA                 OH   COLLEGEVILLE    PA  NICHOLSON         PA
ARDMORE               OK   DANIELSVILLE    PA  OLYPHANT          PA
BARTLESVILLE          OK   DILLSBURG       PA  PALMERTON         PA
CLEVELAND             OK   DOWNINGTOWN     PA  PHILADELPHIA      PA
DUNCAN                OK   DOYLESTOWN      PA  PITTSBURGH        PA
JENKS                 OK   EFFORT          PA  PLYMOUTH          PA
MIDWEST CITY          OK   ERIE            PA  READING           PA
MOUNDS                OK   ESSINGTON       PA  SCHWNKVL          PA
NORMAN                OK   GEIGERTOWN      PA  SOUTHAMPTON       PA
STROUDSBURG           PA   ORANGEBURG      SC  CONROE            TX
SUMNEYTOWN            PA   PROSPERITY      SC  CONVERSE          TX
TEMPLE                PA   ROCK HILL       SC  COPPELL           TX
TRANSFER              PA   SIMPSONVILLE    SC  CORPUS CHRISTI    TX
WARRENDALE            PA   SUMMERVILLE     SC  CROWLEY           TX
WARRINGTON            PA   TAYLORS         SC  DAINGERFIELD      TX
WAYNE                 PA   BRANDON         SD  DALLAS            TX
WAYNESBORO            PA   SIOUX FALLS     SD  DEER PARK         TX
WEST CHESTER          PA   CHATTANOOGA     TN  DENTON            TX
WEST MILTON           PA   ETOWAH          TN  DOUGLASSVILLE     TX
CAROLINA              PR   JACKSON         TN  DRIPPING SPRINGS  TX
GUAYNABO              PR   KINGSPORT       TN  DUNCANVILLE       TX
NARANJITO             PR   KNOXVILLE       TN  ELPASO            TX
PONCE                 PR   MADISON         TN  ELGIN             TX
SANJUAN               PR   MANCHESTER      TN  FLINT             TX
SAN LORENZO           PR   MARYVILLE       TN  FORT WORTH        TX
CHEPACHET             RI   MEMPHIS         TN  FRISCO            TX
COVENTRY              RI   MURFREESBORO    TN  GLENN HEIGHTS     TX
NEWPORT               RI   NASHVILLE       TN  GRAPEVINE         TX
NORTH KINGSTOWN       RI   TALBOTT         TN  GREENVILLE        TX
PROVIDENCE            RI   TRENTON         TN  HEWITT            TX
WARREN                RI   WHITE HOUSE     TN  HITCHCOCK         TX
WARWICK               RI   ABILENE         TX  HOUSTON           TX
CAYCE-WEST            SC   AMARILLO        TX  IRVING            TX

COLUMBIA
CENTRAL               SC   ARLINGTON       TX  JARRELL           TX
CHARLESTON            SC   AUBREY          TX  JUSTIN            TX
COLUMBIA              SC   AUSTIN          TX  KATY              TX
CONWAY                SC   BAYTOWN         TX  KENNEDALE         TX
ELGIN                 SC   BEAUMONT        TX  LA MARQUE         TX
FLORENCE              SC   BOERNE          TX  LAREDO            TX
GREENVILLE            SC   BROOKSTON       TX  LEWISVILLE        TX
INMAN                 SC   BROWNSVILLE     TX  LONGVIEW          TX
IRMO                  SC   BURLESON        TX  LUBBOCK           TX
KINARDS               SC   CARROLLTON      TX  LUFKIN            TX
LANCASTER             SC   COLDSPRING      TX  MESQUITE          TX
MIDLAND               TX   CHESAPEAKE      VA  WOODBRIDGE        VA
MISSOURI CITY         TX   CHESAPEAKE      VA  ESSEX JUNCTION    VT
ODESSA                TX   CHESAPEAKE      VA  MILTON            VT
PALMER                TX   CHESTER         VA  MONTPELIER        VT
PLANO                 TX   CHESTERFIELD    VA  NORTH HERO        VT
PORT LAVACA           TX   DANVILLE        VA  AUBURN            WA
RICHARDSON            TX   FAIRFAX         VA  BLACK DIAMOND     WA
ROUND ROCK            TX   FAIRFIELD       VA  BOTHELL           WA
SAN ANGELO            TX   FLOYD           VA  COUPEVILLE        WA
SAN ANTONIO           TX   FOREST          VA  ENUMCLAW          WA
SAVOY                 TX   FREDERICKSBURG  VA  EVERETT           WA
SILSBEE               TX   GLADYS          VA  FERNDALE          WA
SPRING                TX   HOPEWELL        VA  KENT              WA
SUGAR LAND            TX   KING WILLIAM    VA  MAPLE VALLEY      WA
TEMPLE                TX   LORTON          VA  OLYMPIA           WA
TERRELL               TX   LYNCHBURG       VA  PUYALLUP          WA
TEXARKANA             TX   MANASSAS        VA  SEATTLE           WA
THE COLONY            TX   MIDLOTHIAN      VA  SHORELINE         WA
TYLER                 TX   NOKESVILLE      VA  SNOHOMISH         WA
VENUS                 TX   NORTH           VA  TACOMA            WA
                           TAZEWELL
WACO                  TX   PORTSMOUTH      VA  VANCOUVER         WA
WICHITA FALLS         TX   RICHMOND        VA  YAKIMA            WA

BOUNTIFUL             UT   RINER           VA  APPLETON          WI
CLEARFIELD            UT   ROANOKE         VA  ARENA             WI
MIDVALE               UT   ROANOKE         VA  CAMBRIDGE         WI
OREM                  UT   RUCKERSVILLE    VA  COTTAGE GROVE     WI
PROVO                 UT   SPOTSYLVANIA    VA  CUSTER            WI
SALT LAKE CITY        UT   STAFFORD        VA  DE PERE           WI
SANDY                 UT   VIENNA          VA  DOUSMAN           WI
ASHLAND               VA   VIRGINIA BEACH  VA  FOND DU LAC       WI
AYLETT                VA   VIRGINIA BEACH  VA  GREEN BAY         WI
BEDFORD               VA   WILLIAMSBURG    VA  GREENVILLE        WI
BUMPASS               VA   WILLIAMSBURG    VA  HALES CORNERS     WI
CENTREVILLE           VA   WINCHESTER      VA  KENOSHA           WI
CHARLOTTESVILLE       VA   WINCHESTER      VA  LA CROSSE         WI
MADISON               WI
MENOMONIE             WI
MIDDLETON             WI
MILWAUKEE             WI
MONROE                WI
PORTAGE               WI
RINGLE                WI
SHERWOOD              WI
SOUTH MILWAUKEE       WI
STEVENS POINT         WI
SUAMICO               WI
THIENSVILLE           WI
WATERTOWN             WI
WAUKESHA              WI
WAUSAU                WI
BECKLEY               WV
BRUCETON MILLS        WV
CHARLES TOWN          WV
CHARLESTON            WV
GALLIPOLIS FERRY      WV
AFTON                 WY
CASPER                WY
CHEYENNE              WY
GREEN RIVER           WY

EXHIBIT F- SAMPLE QSAR DOCUMENT

QSAR Nav Tips

Sequence Number          502        QSAR Date              12/30/99        Employee Number  776870

Service Code                   01 - Corrective Maintenance  Machine Type              0322


                       Activity / Task Performed
                       Contract / Work #  ?
                       Service / Marketing BO
                       Common Problem Number
                       ADP Product Code
                       Billable Code  ?
                       Customer Name
                                   QSAR Comments will now be stored in a Notes Database, and
                       there is no longer a length limit.
                                   Please enter good descriptive comments.
                                   The first 70 characters will continue to be sent to Oasis.
                       Comments

                        Click the Record Parts button to fill this section in.
Machine Type
Part Number
From BO
From OL
Receiving BO
Receiving OL
Quantity Used
Quantity Ordered
Parts Acquistion Time
Have Bar Code Return Label?
Reason For Return
Part Source
UPS Tracking #
Return Authorization Number
Parts Return Form
Tracking ID Number
Bin / Order #
Alternate Ship BO
Delivery Point

            Click the Time & Expense button to fill this section in.

                  Miles
                  Expense
                  Last Stop Time
                  Travel Hours
                  PM Hours
                  Actual Hours
                  Stop Time
                  Overtime Hours

                    Attachment B - Statement of Work  (SOW)

                  ITSA - IBM and QMS - NON-WARRANTY SERVICES
                            IBM MACHINE TYPE - 0322

Agreement Number:  99SBD155

1.     GENERAL INFORMATION

1.1    Purpose

The purpose of this SOW is to describe the scope of work as it relates to QMS, Inc. non-warranty services to be provided by IBM. It also sets forth the work related responsibilities of both parties, in connection with IBM providing services on QMS products in support of end-user customers, in the USA.

1.2    Scope

IBM will provide Non-Warranty maintenance services on QMS products listed in Exhibit A, "Eligible Products List and End-User Pricing". The "Eligible Products List and End-User Pricing" will be revised from time to time by mutual agreement of the parties as QMS engages IBM to provide the availability of service on additional QMS end-user customers or products.

There may be requirements for additional or customized services that are not covered by this SOW. Separate Agreements and Attachments will be entered into between IBM and the end-user to set forth the terms and conditions and charges for services not covered hereunder.

1.3    Service Criteria

1.3.1  Software

Application software problems are the responsibility of the end-user unless otherwise specified.

1.3.2  Service Locations

IBM reserves the right to decline providing service support, on new contracts, for products at end-user customer locations where the implementation of such service support is reasonably deemed by IBM to be cost prohibitive. Service support at such end-user customer locations by IBM will be contingent upon the successful negotiation, on a case-by-case basis, of a mutually agreeable service support compensation arrangement, with the end-user.

A current list of the IBM Service Locations for the United States is listed in exhibit E, of this SOW. Such locations may be increased from time to time upon written notice from IBM to QMS and may be decreased from time to time.

1.3.3  Engineering Changes

QMS will notify IBM immediately of all safety issues and safety related engineering changes. Should IBM determine or discover a safety related engineering or manufacturing defect, IBM may require QMS to resolve the defect prior to the resumption of service, this applies to QMS logoed products only.

Safety Engineering Change kits, on QMS logoed products, shall be provided on the first day of their general availability, at no cost to IBM, in quantities sufficient to match the IBM supported installation base. Safety Engineering Changes will be installed by IBM within reasonable time frames. Mandatory Engineering Changes will be installed with QMS providing the parts, at no cost to IBM and IBM providing the labor, at no cost to QMS.

1.3.4  IBM Warranty

IBM warrants that it will perform services hereunder in a workmanlike manner. Misuse, accident, unsuitable operating environment, modification, failure caused by a product for which IBM is not responsible, or operation outside of manufacturer's specifications may void this warranty. IBM does not warrant uninterrupted or error-free operation.

For currently marketed products, listed in Exhibit A, "Eligible Products List and End-User Pricing", IBM will warrant repair service for thirty (30) days for the same problem and serial number.

IBM is not providing any Year 2000 services (for example, Year 2000 assessment, conversion or testing) hereunder. IBM shall not be responsible for its failure to perform any of its obligations (including, for example, to meet service levels) under this Agreement, if such failure is the result, directly or indirectly, of the inability of 1) a customer's or 2) a third party's or 3) your product's inability to correctly process, provide and or receive data with other products or deliverables to accurately exchange data with other products under this agreement.

THIS WARRANTY REPLACES ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

1.3.5  Exclusions

Non-warranty maintenance services do not cover product engineering changes, product level control, application software support, restoring applicationsoftware and customer related data files, or service for certain parts that are not subject to failure through normal wear and tear, such as frames or covers. In addition, maintenance services do not cover service of a product damaged by: misuse, accident, modification, unsuitable physical or operating environment, improper maintenance by the end-user, or failure caused by a product for which IBM is not responsible, Repair or replacement work or increase in service time as a result of damage or loss resulting from accident, casualty, transportation, neglect, misuse or abuse, operator error, failure of proper management or supervision, failure of electrical power, air conditioning or humidity control, use of supplies not approved by the original manufacturer of the Product, or causes other than ordinary prudent use for purposes for which any item of Product was designed, except for neglect acts or omissions of IBM employees or agents; These activities fall outside the definition of service, and as such will be subject to time and materials charges, to the end-user, per Exhibit A - Eligible Product List and Pricing, of this SOW. Mandatory engineering changes are covered under this Agreement, QMS will provide the parts, at no cost to IBM and IBM will provide the labor, at no cost to QMS.

For end-users on the Full Service Care Plan, in addition to all parts, labor and travel expenses being covered, one scheduled PM per year is included and normal wear and tear items, such as, fusers, transfer rollers, felt cleaners, etc. are also included as part of the maintenance. Toner and Paper are not included.

1.4    Rights to Materials

QMS hereby grants to IBM a license to use preexisting training information ("QMS Information") provided to IBM. Such license to the QMS Information is provided solely for the purpose of fulfilling the obligations hereunder and IBM shall not use it for any other purpose. This applies to currently marketed products only. IBM may develop and produce training materials and documentation, for the sole purpose of fulfilling its obligations hereuner, to be used by IBM in which IBM retains all rights, title, and interest.

1.5    Safety

IBM agrees to service standard available products in a safe environment. In the event IBM determines that an unsafe condition exists in a product to be serviced or the environment in which the product is located, IBM will suspend service and notify the end-user of the problem. IBM will not resume service until the condition has been corrected.

IBM reserves the right to decline support for Products serviced under this Agreement in the event such Product is identified as not being certified by Underwriters Laboratory (UL) or equivalent, or lacks the appropriate regulatory labeling.

1.6    IBM Employee Safety and Security

For reasons of safety and security, IBM maintains a practice of not allowing its employees to work alone in the end-user customer site, the end-user must also be present. IBM will notify the end-user of any condition encountered that may adversely affect the safety and/or security of IBM employees or assets, and service will not be performed until the condition is corrected.

2.     SERVICES

2.1    Documentation

QMS gives IBM the authority to reproduce all QMS copyrighted service documentation to be used in servicing QMS Products, for currently marketed Products. Such authority is granted solely for the purpose of providing service information for IBM to be able satisfy all maintenance service requirements and contractual commitments to IBM and QMS customers under this Agreement.

2.2    On-Site Service Hours of Coverage

The standard on-site service hours of coverage applicable for products covered under this SOW are:

 .  5 x 9: Monday through Friday (excluding IBM holidays listed in Exhibit D),
   8:00 AM to 5:00 PM, local time.

 . 7 x 24 coverage is available for an extra cost as shown in Exhibit A, "Eligible Products List and End-User Pricing".

2.3    Customer Service Response Time

Customer service response time for this SOW is as follows:

Next day response, 5 x 9:

 . All Non-warranty Maintenance calls for on-site service, received before 16:00, local prevailing time, will be responded to by the end of the next business day during the Principle Period of maintenance (PPM) Monday to Friday 8 AM to 5 PM local time, (excluding IBM holidays) listed in exhibit D. Any service request that are received after 16:00, local prevailing time, will be considered received on the next business day and will be covered no later than the following business day. Within sixty (60) minutes of receipt of a service call request from an end user for hardware service, IBM shall contact the end-user customer. Repair normally occurs on the next business day, Monday through Friday (excluding IBM holidays), after the call has been received by IBM. However, if IBM is unable to affect repair by 5:00 PM, local time, the next business day, service is deferred until 8:00 AM, local time, the next business day, Monday through Friday (excluding IBM holidays). Service in progress may be discontinued at 5:00 PM, local time, and resumed at 8:00 Am, local time, the next business day, Monday through Friday (excluding IBM holidays). On-site service may be mutually scheduled by the assigned Customer Engineer and the end user.

Same day response, 4 hours:

 . For an additional cost, as shown in Exhibit A, "Eligible Products List and End-User Pricing", IBM will provide four (4) hour on-site response time service. The IBM Call Center or IBM Customer Engineer will contact the end-user within sixty (60) minutes to schedule an on-site arrival within four (4) business hours, of the original call placement.

2.4    Service Offerings

2.4.1  Maintenance Agreement Service

IBM provides the availability of on-site labor service to affect repair. This service is invoiced in accordance with the schedules described in Exhibit A - "Eligible Product List and Pricing".

2.4.2  Hourly Rate Service

IBM provides the availability of on-site labor service to cover any services outside the scope of this SOW (e.g. installation service) as mutually agreed to by IBM and the end user. This service is invoiced, to the end-user, based the pricing schedules described in Exhibit A - Eligible Product List and Pricing, "Hourly Rate Service" on the actual CE on-site time at the end-user customer site (plus CE travel time to the end-user customer site), at the applicable hourly rate.

3.     MAINTENANCE PLAN

3.1    Service Call Placement

3.1.1

IBM will provide service to Non-Warranty Maintenance customers for QMS products using the call flow depicted in Exhibit B.

3.2    Maintenance Roles/Responsibilities

3.2.1  IBM Responsibilities

IBM will provide the availability of a qualified CE to provide service. IBM will be responsible for using the following recommended call flow, a more detailed flow is shown is Exhibit B:

The CE will:

1. Identify himself/herself as representing IBM for service that is non-warranty

2.  Provide on-site maintenance service

3.  Obtain parts via the identified process

4.  Utilize IBM technical or network support when necessary

5. Test the product to ensure it performs in accordance with QMS or OEM service manuals and service bulletins.

3.2.2  QMS Responsibilities

1. Provide Level 3 technical support to IBM as required, at no cost, for currently marketed products as shown in Exhibit A, "Eligible Products List and End-User Pricing". This support will be available for one year after warranty expiration.

2.  Provide appropriate product failure cause codes

3.3    Field Support

IBM shall maintain the necessary expertise, capabilities, and resources to remotely support CEs to: install, maintain, provide operational assistance, and provide technical problem resolution on for products on the Eligible Products List and End-User Pricing, shown in Exhibit A.

The IBM technical escalation process begins whenever a CE requires technical support. For complex problems, IBM personnel are backed by a four tiered technical support organization composed of subject matter experts for all IBM supported Products and solutions. If a CE becomes involved in a highly complex failure or issue, the CE and his/her management will progressively utilize its hierarchy of technical experts within both, the organization and partner/ supplier organizations, to resolve the problem. These experts can assist the CE either through remote consultation or by actually joining the CE on-site. IBM technical support may engage QMS at any time for assistance. QMS will be responsible for all costs associated with this support for their people. IBM and QMS will mutually agree when QMS on-site assistance is required. This will apply to currently marketed products only, as shown in Exhibit A, "Eligible Products List and End-User Pricing".

4.     PARTS SUPPORT

QMS will attempt to make available to IBM all necessary service parts and FRU's to maintain the Products listed in exhibit A, the Eligible Product List. IBM is responsible for transportation costs.

QMS Responsibilities

 .  Provide IBM all necessary parts and FRU's in sufficient quantity at a thirty
   (30) percent off of QMS list price to IBM, for currently marketed products, agreed upon between the parties, for the maintenance service of printers listed in Exhibit A, "Eligible Products List and End-User Pricing".

 . IBM intends to purchase parts for QMS currently marketed products for the 1st two years after warranty expiraton. IBM further intends to provide 1st right of refusal, to QMS for parts purchases after the initial two year period. The initial purchase of QMS parts inventory is to be determined by the parties.

 . QMS to provide parts at QMS's cost for legacy products as shown in the Product Support Services SOW, which is attached to this Agreement, until such time as QMS's stock of these parts is depleted.

 . QMS and IBM will continue to negotiate, in good faith, for a parts consignment process, between the two parties. Such a process would result in IBM purchasing parts from QMS, as they are used, to support the products, until such time as QMS's stock of parts is depleted.

 .  Provide parts in a timely fashion as described in the Product Support
   Services SOW, which is attached to this Agreement.

 .  Provide all part numbers and description of service parts, FRU's and CRU's

 . MSDS documentation for all applicable parts to be made available on the QMS website

 .  Identify by part number UPR (used part return) status

IBM Responsibilities

 .  Parts are more fully detailed in the attached SOW - Product Support
   Services

 .  The IBM CE will follow IBM standard parts handling procedures

5.     ADMINISTRATIVE SUPPORT

5.1    Dispatch

Service call requests from QMS end-user customers will be received by the IBM Call Center at 800-XXX-XXXX.

6.     INVOICES AND DETAIL REPORT

6.1    Invoices

In the event that QMS would request services on it's behalf, IBM will provide invoice charges based on specific contract requirements, or on a monthly basis, for all service incidents completed. The invoices for service incidents completed will include the following information:

1. QMS Corp.

2. Taxing jurisdiction (state) where work was performed

3. Dollar amounts grouped by the state where work was performed, including applicable taxes

4. Total charges on the invoice

5. All payments to IBM to be sent to:
       IBM Corporation
       6300 Diagonal Highway
       Boulder, CO 80301
       Attention:  Accounts Receivable

6.1.1  Detail Report

A detailed billing report may be provided along with the invoices, either electronically or in hard copy. This detailed billing report may include the following information:

1. QMS Work Order / Call Number

2. IBM Service Call Number

3. End-user name

4. End-user service location

5. Labor hours, travel hours, and mileage per service incident

6. Labor, parts, mileage and total charges per service incident

7. Total charges on the invoice, excluding taxes.

The parties agree that when applicable, a blanket purchase order will be issued by QMS for administration and billing purposes only and will not modify or add to the terms and conditions of the Agreement or this SOW. Any terms and conditions on the front and reverse side of such purchase order will not apply.

7.     Profit Sharing

7.1    Leads Generation Agreement

       A. When QMS gains agreement and closes the deal for an IBM on-site maintenance contract with an end-user, IBM will pay QMS twenty (20) percent of the billed value of the end-user Agreement, for the first year's maintenance.

       B. When QMS passes on a lead for an IBM on-site maintenance contract with an end-user and IBM closes the deal directly with the end-user, IBM will pay QMS one-twelfth (1/12) of the billed value of the end-user Agreement, for the first year's maintenance.

       C. QMS will use the Opportunity Form, attached as Exhibit F to submit all leads.

       D. IBM Call Center to provide warranty call data monthly for use by QMS sales team.

7.2    Payment Schedule

       A. Upon the completion of the agreed to price increase and the associated assignment of the existing maintenance contracts, IBM intends to provide 50% of the projected Gross Profit for the 1st half of the year on 01/01/2000, from the services provided under this Agreement.

       B. IBM to provide 50% of the projected Gross Profit for the 2nd half of the year on 07/01/2000, from the services provided under this Agreement, if the 1st half gross profit projections were met. If projection was not met, IBM will recalculate the 2nd payment adjusting for the shortfall.

       C. IBM to provide 30% of the projected Gross Profit, to be reconciled and paid quarterly (in arrears), for years two (2) and three (3) of the Agreement.

       D. IBM agrees that in the event the total royalty payment is less than two million dollars at the end of the first three years of the Agreement, that IBM will continue to pay at a rate of 10% of the annual gross profit dollars on the initial contract base until the minimum amount of two million dollars is achieved for services provided between the parties governing this Agreement.

       E. Gross Profit will be derived from the IBM Product Ledger, a sample is attached as Exhibit G.

7.3    Prepaid Segment

       A. For the $6M prepaid segment of the business, QMS will be charged a Per Incident Rate of $300. QMS is to provide a list of customer names, models and product serial numbers, along with renewal dates, to IBM for the purpose of identifying these incidents.

       B. A list of the current prepaid contracts to be added to this Agreement as an Exhibit.

Exhibit A
Eligible Products List and End-User Pricing

1.0    End-User Pricing

See Attached Exhibit A-1 for annual End-UserMaintenance Agreement Pricing

1.1    HOURLY RATE SERVICES (for the following activities):

       $135 per hour for Engineering Change Installation (as described in Section 1.3.3)

       $135 per hour for labor services on Preventive Maintenance (PM) (Parts not included)

       $135 per hour to provide Operator Training

       $135 per hour for product installation (all models)

1.2    PREVAILING RATES:

       IBM will provide labor only services, not related to normal maintenance, at the rate of $135.00 per hour with a two (2) hour minimum including travel. Mileage will be billed at IBM's then current rate. (As of 12/21/99, rate is 27.5 cents per mile).

1.3    TIME AND MATERIALS SERVICE:

       IBM will provide time and material maintenance service at the rate of $234.00 per hour with a two (2) hour minimum including travel plus the cost of parts required to service the product. Mileage will be billed at IBM's then current rate. (as of 12/21/99, rate is 27.5 cents per mile). See warranty provision in Section 1.3.4.

Exhibit B - Call Flow

       1. IBM will dispatch a service technician when a service call is placed.

       2. The service technician will call the end user, normally within one (1) hour of the time the call is placed and arrange for on-site arrival to occur, next business day.

       3. The service technician will update the call record with the appropriate status.

       4. The service technician will close the call record upon completion.

Exhibit C
Escalation Procedures

                           Escalation By IBM to QMS
                           ------------------------

      Contact                            Title                              Phone
-----------------------------------------------------------------------------------------------
Charlie Phillips                 Service Product Manager                334-633-4301 x1205
-----------------------------------------------------------------------------------------------
Ginger Smith                     Director of Service Planning           334-633-4301 x1252
-----------------------------------------------------------------------------------------------
Al Butler                        VP of Finance and Operations           334-633-4300
-----------------------------------------------------------------------------------------------


                            Escalation By QMS to IBM
                            ------------------------

      Contact                            Title                              Phone
----------------------------------------------------------------------------------------------
Mike Hickey                      Project Manager                         201-967-6421
----------------------------------------------------------------------------------------------
Ralph Alston                     Service Planning Representative         303-924-6820
----------------------------------------------------------------------------------------------
Bill Huckaby                     Program Director, MAS                   303-924-6409
----------------------------------------------------------------------------------------------

Exhibit D
IBM and QMS Observed Holidays

 .  New Year's Day
 .  Memorial Day
 .  Independence Day (July 4)
 .  Labor Day
 .  Thanksgiving Day
 .  Christmas Day

EXHIBIT - E  SERVICE OFFICE LOCATIONS
-------------------------------------
Designated Locations:

City                     ST  City           ST   City            ST
----                     --  ----           --   ----            --
ANCHORAGE                AK  SCOTTSDALE     AZ   HUNTINGTON      CA
                                                 BEACH
JUNEAU                   AK  TEMPE          AZ   INGLEWOOD       CA
ADAMSVILLE               AL  TUCSON         AZ   IRVINE          CA
ALABASTER                AL  ALHAMBRA       CA   LA HABRA        CA
BIRMINGHAM               AL  ANAHEIM        CA   LA MESA         CA
BOAZ                     AL  ANTIOCH        CA   LA PUENTE       CA
DAPHNE                   AL  ARCADIA        CA   LAGUNA BEACH    CA
DEATSVILLE               AL  ARTESIA        CA   LAKE ELSINORE   CA
DECATUR                  AL  ATASCADERO     CA   LAKESIDE        CA
DORA                     AL  BAKERSFIELD    CA   LIVERMORE       CA
DOTHAN                   AL  BELLFLOWER     CA   LOMITA          CA
FLORENCE                 AL  BOLINAS        CA   LONG BEACH      CA
GRAND BAY                AL  CAMARILLO      CA   LOS ANGELES     CA
HUNTSVILLE               AL  CARMICHAEL     CA   MARTINEZ        CA
MIDLAND CITY             AL  CHICO          CA   MERCED          CA
MOBILE                   AL  CHINO HILLS    CA   MILPITAS        CA
MONTGOMERY               AL  CITRUS         CA   MILPITAS        CA
                             HEIGHTS
PLEASANT GROVE           AL  CONCORD        CA   MODESTO         CA
TALLADEGA                AL  CORONA         CA   MORENO VALLEY   CA
WOODSTOCK                AL  COSTA MESA     CA   MORGAN HILL     CA
ALPENA                   AR  CULVER CITY    CA   NAPA            CA
BENTONVILLE              AR  CYPRESS        CA   NEWARK          CA
CONWAY                   AR  ELTORO         CA   NEWBURYPARK     CA
FORT SMITH               AR  ELK GROVE      CA   NORTH           CA
                                                 HOLLYWOOD
JONESBORO                AR  FAIRFIELD      CA   NORTHRIDGE      CA
LITTLE ROCK              AR  FREMONT        CA   NORWALK         CA
MONTICELLO               AR  FRESNO         CA   OAKLAND         CA
NORTH LITTLE ROCK        AR  FULLERTON      CA   ORANGE          CA
PEA RIDGE                AR  GARDEN GROVE   CA   ORANGEVALE      CA
PINE BLUFF               AR  GILROY         CA   PICO RIVERA     CA

SPRINGDALE               AR  GLENDALE       CA   PINON HILLS     CA
CHANDLER                 AZ  HALF MOON BAY  CA   PITTSBURG       CA
GILBERT                  AZ  HAYWARD        CA   PLAYA DEL REY   CA
KINGMAN                  AZ  HAWTHORNE      CA   PLEASANTON      CA
PHOENIX                  AZ  HOLLISTER      CA   POWAY           CA
RANCHO CUCAMONGA         CA  WALNUT CREEK   CA   WALLINGFORD     CT
REDDING                  CA  WEST COVINA    CA   WEST HAVEN      CT
RESEDA                   CA  WINDSOR        CA   WASHINGTON      DC
RICHMOND                 CA  WOODLAND       CA   BEAR            DE
RIO LINDA                CA  YUBA CITY      CA   NEW CASTLE      DE
RIVERSIDE                CA  AURORA         CO   NEWARK          DE
ROSEVILLE                CA  BOULDER        CO   OCEAN VIEW      DE
SACRAMENTO               CA  BROOMFIELD     CO   WILMINGTON      DE
SAN DIEGO                CA  COLORADO       CO   APOPKA          FL
                             SPRINGS
SAN FERNANDO             CA  DENVER         CO   BOCA RATON      FL
SANJOSE                  CA  DURANGO        CO   BROOKSVILLE     FL
SAN JUAN CAPISTRANO      CA  EASTLAKE       CO   BRYCEVILLE      FL
SAN LEANDRO              CA  FRANKTOWN      CO   CASSELBERRY     FL
SAN MATEO                CA  GRAND          CO   CLEARWATER      FL
                             JUNCTION
SAN RAMON                CA  HYGIENE        CO   COCOA           FL
SANTA ANA                CA  LITTLETON      CO   CRAWFORDVILLE   FL
SANTA BARBARA            CA  LONGMONT       CO   FORT            FL
                                                 LAUDERDALE
SANTA CLARITA            CA  LOVELAND       CO   FORT MYERS      FL
SANTA CRUZ               CA  MORRISON       CO   GAINESVILLE     FL
SANTA ROSA               CA  PARKER         CO   GLEN SAINT      FL
                                                 MARY
SARATOGA                 CA  PEYTON         CO   HIALEAH         FL
SEALBEACH                CA  WESTMINSTER    CO   HIGH SPRINGS    FL
SHINGLE SPRINGS          CA  BETHEL         CT   HOBESOUND       FL
SIMI VALLEY              CA  CANTON         CT   HOLLYWOOD       FL

SOUTH SAN FRANCISCO      CA  CHESHIRE       CT   JACKSONVILLE    FL
STOCKTON                 CA  CLINTON        CT   LAKE PLACID     FL
TEHACHAPI                CA  COLCHESTER     CT   LAKE WORTH      FL
TEMECULA                 CA  COLLINSVILLE   CT   LAKELAND        FL
TORRANCE                 CA  DANBURY        CT   LAND O'LAKES    FL
VACAVILLE                CA  HARTFORD       CT   LONGBOATKEY     FL
VALLEJO                  CA  MILFORD        CT   LUTZ            FL
VAN NUYS                 CA  NEW MILFORD    CT   MACCLENNY       FL
VISALIA                  CA  NEWTOWN        CT   MELBOURNE       FL
VISTA                    CA  SHERMAN        CT   MERRITT ISLAND  FL
WALNUT                   CA  VERNOW         CT   MIAMI           FL
                             ROCKVILLE
NAPLES                   FL  IRWINTON       GA   HIAWATHA        IA
OCOEE                    FL  KENNESAW       GA   MARSHALLTOWN    IA
ODESSA                   FL  LAWRENCEVILLE  GA   NORTH ENGLISH   IA
ORANGE PARK              FL  LILBURN        GA   NORTH LIBERTY   IA
ORLANDO                  FL  LITHONIA       GA   SIOUX CITY      IA
ORMOND BEACH             FL  LOGANVILLE     GA   WATERLOO        IA
PANAMA CITY              FL  MACON          GA   BOISE           ID
PENSACOLA                FL  MARIETTA       GA   KUNA            ID
POMPANO BEACH            FL  MIDLAND        GA   MALAD CITY      ID
SAINT PETERSBURG         FL  MONROE         GA   MERIDIAN        ID
SARASOTA                 FL  RIVERDALE      GA   NAMPA           ID
SUMMERFIELD              FL  SAVANNAH       GA   ARLINGTON       IL
                                                 HEIGHTS
TALLAHASSEE              FL  SHARPSBURG     GA   BARRINGTON      IL
TAMPA                    FL  SMYRNA         GA   BARTLETT        IL
VALRICO                  FL  STONE          GA   BELLEVILLE      IL
                             MOUNTAIN
WEST PALM BEACH          FL  SUGAR HILL     GA   BERWYN          IL
ATLANTA                  GA  TIFTON         GA   BLOOMINGTON     IL
AUGUSTA                  GA  TUCKER         GA   BOLINGBROOK     IL
BALL GROUND              GA  WARNER         GA   BROOKFIELD      IL
                             ROBINS

BETHLEHEM                GA  WATKINSVILLE   GA   CALUMET CITY    IL
BUFORD                   GA  WOODSTOCK      GA   CHAMPAIGN       IL
CANTON                   GA  AGANA          GU   CHICAGO         IL
COLUMBUS                 GA  HILO           HI   COLLINSVILLE    IL
CUMMING                  GA  HONOLULU       HI   DAWSON          IL
DAHLONEGA                GA  WAHIAWA        HI   DECATUR         IL
DALLAS                   GA  WAIANAE        HI   DOWNERS         IL
                                                 GROVE
DECATUR                  GA  AMES           IA   ELMHURST        IL
DOERUN                   GA  BETTENDORF     IA   FOREST PARK     IL
DOUGLASVILLE             GA  CEDAR FALLS    IA   FRANKFORT       IL
DULUTH                   GA  CEDAR RAPIDS   IA   GLENVIEW        IL
EVANS                    GA  COUNCIL        IA   HIGHLAND PARK   IL
                             BLUFFS
FAYETTEVILLE             GA  DAVENPORT      IA   KINGSTON        IL
FLINTSTONE               GA  DES MOINES     IA   LAKE VILLA      IL
FORSYTH                  GA  DUBUQUE        IA   LANSING         IL
GUYTON                   GA  GLENWOOD       IA   LIBERTYVILLE    IL
HINESVILLE               GA  HEDRICK        IA   LOCKPORT        IL
LOMBARD                  IL  BRAZIL         IN   SHAWNEE         KS
                                                 MISSION
MACEDONIA                IL  CEDAR LAKE     IN   SILVER LAKE     KS
MANHATTAN                IL  ELKHART        IN   SPRING HILL     KS
MATTESON                 IL  EVANSVILLE     IN   TOPEKA          KS
MAYWOOD                  IL  FORT WAYNE     IN   WICHITA         KS
METROPOLIS               IL  GREENWOOD      IN   BOWLING GREEN   KY
MIDLOTHIAN               IL  HAMMOND        IN   COVINGTON       KY
MORTON GROVE             IL  INDIANAPOLIS   IN   ELIZABETHTOWN   KY
MOUNT PROSPECT           IL  JASPER         IN   FLORENCE        KY
NAPERVILLE               IL  LAWRENCEBURG   IN   FRANKFORT       KY
NORMAL                   IL  LEO            IN   FRENCHBURG      KY
OAK FOREST               IL  LOWELL         IN   HOPKINSVILLE    KY
OAK LAWN                 IL  MISHAWAKA      IN   LAWRENCEBURG    KY
ONEIDA                   IL  MUNCIE         IN   LEXINGTON       KY

PALATINE                 IL  NEWBURGH       IN   LONDON          KY
PALATINE                 IL  NOBLESVILLE    IN   LOUISVILLE      KY
PEKIN                    IL  PLAINFIELD     IN   NEWPORT         KY
PEORIA                   IL  RICHMOND       IN   NICHOLASVILLE   KY
PLANO                    IL  SHELBYVILLE    IN   PAINT LICK      KY
QUINCY                   IL  TERRE HAUTE    IN   SHELBYVILLE     KY
RIVERSIDE                IL  THORNTOWN      IN   VANCEBURG       KY
ROCKFORD                 IL  VINCENNES      IN   BATON ROUGE     LA
ROUND LAKE               IL  WHITELAND      IN   COLFAX          LA
SCHAUMBURG               IL  COLBY          KS   KENNER          LA
SEYMOUR                  IL  DESOTO         KS   LAFAYETTE       LA
SILVIS                   IL  HAYS           KS   LAKE CHARLES    LA
SPRINGFIELD              IL  HUTCHINSON     KS   MANDEVILLE      LA
SUGAR GROVE              IL  KANSAS CITY    KS   METAIRIE        LA
TOWANDA                  IL  LAKIN          KS   MONROE          LA
TREMONT                  IL  LAWRENCE       KS   NEW ORLEANS     LA
WARRENVILLE              IL  MANHATTAN      KS   RINGGOLD        LA
WESTMONT                 IL  MC PHERSON     KS   SHREVEPORT      LA
WHEELING                 IL  OLATHE         KS   AGAWAM          MA
WOOD DALE                IL  ROSE HILL      KS   BELLINGHAM      MA
BLUFFTON                 IN  SALINA         KS   BOSTON          MA
BROCKTON                 MA  GERMANTOWN     MD   CANTON          MI
CHELMSFORD               MA  GLEN BURNIE    MD   CEDAR SPRINGS   MI
DALTON                   MA  HAGERSTOWN     MD   CLAWSON         MI
DRACUT                   MA  HYATTSVILLE    MD   COTTRELLVILLE   MI
                                                 TWP
EAST BRIDGEWATER         MA  IJAMSVILLE     MD   DEARBORN        MI
FALL RIVER               MA  LA PLATA       MD   DETROIT         MI
FISKDALE                 MA  LAUREL         MD   DRYDEN          MI
HUDSON                   MA  LINTHICUM      MD   EAST DETROIT    MI
                             HEIGHTS
HYANNIS                  MA  MITCHELLVILLE  MD   FENTON          MI
LEOMINSTER               MA  MOUNT AIRY     MD   GRAND HAVEN     MI
LOWELL                   MA  MYERSVILLE     MD   GRANDLEDGE      MI

MIDDLEBORO               MA  ODENTON        MD   GRAND RAPIDS    MI
MILFORD                  MA  OLNEY          MD   HOLLAND         MI
NORTHBOROUGH             MA  PARKVILLE      MD   HUDSONVILLE     MI
NORWELL                  MA  PASADENA       MD   IRON MOUNTAIN   MI
PLYMOUTH                 MA  PRESTON        MD   JACKSON         MI
QUINCY                   MA  PRINCE GEORGES MD   JENISON         MI
                             FACIL
READING                  MA  RANDALLSTOWN   MD   KALAMAZOO       MI
STERLING                 MA  SEVERN         MD   LANSING         MI
TEWKSBURY                MA  SILVER SPRING  MD   LINCOLN PARK    MI
WALPOLE                  MA  SILVERSP       MD   LIVONIA         MI
WALTHAM                  MA  SYKESVILLE     MD   LOWELL          MI
WESTBOROUGH              MA  UPPER          MD   MILAN           MI
                             MARLBORO
WESTFIELD                MA  WALDORF        MID  MILFORD         MI
WESTFORD                 MA  WEST           MD   MOUNT CLEMENS   MI
                             HYATTSVILLE
WORCESTER                MA  COOPERS MILLS  ME   NILES           MI
ABERDEEN                 MD  GORHAM         ME   NOVI            MI
BALTIMORE                MD  HOLDEN         ME   PINCKNEY        MI
BEL AIR                  MD  KITTERY        ME   PLAINWELL       MI
BETHESDA                 MD  PORTLAND       ME   PONTIAC         MI
CLINTON                  MD  PRESQUE ISLE   ME   PORTHURON       MI
COLUMBIA                 MD  TOPSHAM        ME   SAINT CLAIR     MI
                                                 SHORES
DAMASCUS                 MD  BATTLE CREEK   MI   SANFORD         MI
FORT WASHINGTON          MD  BENTON HARBOR  MI   SOUTHFIELD      MI
FREDERICK                MD  BLOOMFIELD     MI   STERLING        M1
                             HILLS               HEIGHTS

City                  ST   City            ST  City              ST
----                  --   ----            --  ----              --
TRAVERSE CITY         MI   FENTON          MO  BENSON            NC
TROY                  MI   FLORISSANT      MO  CARY              NC
UTICA                 MI   GRANDVIEW       MO  CATAWBA           NC
WALLED LAKE           MI   HARTSBURG       MO  CHARLOTTE         NC
WATERFORD             MI   HAZELWOOD       MO  CLAYTON           NC
WYANDOTTE             MI   IMPERIAL        MO  CLYDE             NC
YPSILANTI             MI   INDEPENDENCE    MO  CONCORD           NC
ALEXANDRIA            MN   JEFFERSON CITY  MO  CULLOWHEE         NC
ANOKA                 MN   KANSAS CITY     MO  DURHAM            NC
BELLE PLAINE          MN   KIRKSVILLE      MO  FAYETTEVILLE      NC
CANNON FALLS          MN   LAKE OZARK      MO  GARNER            NC
CHAMPLIN              MN   LEES SUMMIT     MO  GRAHAM            NC
DULUTH                MN   OSBORN          MO  GREENSBORO        NC
ESKO                  MN   OZARK           MO  GREENVILLE        NC
GLENVILLE             MN   SAINT CHARLES   MO  HARRISBURG        NC
KIMBALL               MN   SAINT LOUIS     MO  HIGH POINT        NC
MANKATO               MN   SPRINGFIELD     MO  HOLLY SPRINGS     NC
MARSHALL              MN   UNION           MO  INDIAN TRAIL      NC
MAZEPPA               MN   WEST PLAINS     MO  JACKSONVILLE      NC
MINNEAPOLIS           MN   BILOXI          MS  KERNERSVILLE      NC
ROCHESTER             MN   COLDWATER       MS  KNIGHTDALE        NC
SAINT FRANCIS         MN   COLUMBUS        MS  MOORESVILLE       NC
SAINT PAUL            MN   CRYSTAL         MS  PFAFFTOWN         NC
                           SPRINGS
SAVAGE                MN   GREENVILLE      MS  PINEVILLE         NC
SHAKOPEE              MN   JACKSON         MS  RALEIGH           NC
STEWARTVILLE          MN   MERIDIAN        MS  ROCKY MOUNT       NC
VIRGINIA              MN   MOOREVILLE      MS  SALISBURY         NC
WYOMING               MN   OLIVE BRANCH    MS  SOUTHPORT         NC
ZUMBRO FALLS          MN   PETAL           MS  STATESVILLE       NC
BALLWIN               MO   PORT GIBSON     MS  STOKESDALE        NC

BELTON                MO   RIDGELAND       MS  TRINITY           NC
BLUE SPRINGS          MO   BILLINGS        MT  WAKE FOREST       NC
CARTHAGE              MO   APEX            NC  WASHINGTON        NC
CHARLESTON            MO   ASHEBORO        NC  WHITSETT          NC
COLUMBIA              MO   BAHAMA          NC  WILKESBORO        NC
WINSTON-SALEM         NC   EAST HANOVER    NJ  PATERSON          NJ
BISMARCK              ND   ELIZABETH       NJ  PISCATAWAY        NJ
FARGO                 ND   ELMWOOD PARK    NJ  PITMAN            NJ
GRAND FORKS           ND   FAIR LAWN       NJ  PLAINFIELD        NJ
WILLISTON             ND   FRANKLIN        NJ  POMPTON LAKES     NJ
COLUMBUS              NE   FREEHOLD        NJ  RED BANK          NJ
ELKHORN               NE   GREENDELL       NJ  RIVERSIDE         NJ
HASTINGS              NE   HACKENSACK      NJ  ROCKAWAY          NJ
LINCOLN               NE   HAZLET          NJ  RUNNEMEDE         NJ
OMAHA                 NE   HIGHTSTOWN      NJ  SOMERSET          NJ
ACWORTH               NH   HILLSDALE       NJ  SOUTH ORANGE      NJ
CANTERBURY            NH   HOLMDEL         NJ  SOUTH PLAINFIELD  NJ
CLAREMONT             NH   HOWELL          NJ  STEWARTSVILLE     NJ
CONCORD               NH   JACKSON         NJ  STOCKHOLM         NJ
EXETER                NH   JAMESBURG       NJ  SUCCASUNNA        NJ
HILLSBORO             NH   KEANSBURG       NJ  TEANECK           NJ
MANCHESTER            NH   KEARNY          NJ  TOMS RIVER        NJ
MERRIMACK             NH   LAKEHURST       NJ  WAYNE             NJ
NASHUA                NH   MAHWAH          NJ  WEST KEANSBURG    NJ
ROCHESTER             NH   MATAWAN         NJ  WEST MILFORD      NJ
ANDOVER               NJ   MAYWOOD         NJ  WESTWOOD          NJ
BEDMINSTER            NJ   MIDDLETOWN      NJ  WILLINGBORO       NJ
BLAIRSTOWN            NJ   MILLINGTON      NJ  WYCKOFF           NJ
BLOOMFIELD            NJ   MILLTOWN        NJ  ALBUQUERQUE       NM
BRICK                 NJ   MONROEVILLE     NJ  ROSWELL           NM
BRIDGETON             NJ   MONTVALE        NJ  SANTA TERESA      NM
BURLINGTON            NJ   MORGANVILLE     NJ  TOME              NM
BUTLER                NJ   NEW BRUNSWICK   NJ  CARSON CITY       NV
CALDWELL              NJ   NEWARK          NJ  HENDERSON         NV
CAMDEN                NJ   NEWTON          NJ  LAS VEGAS         NV
CARTERET              NJ   NUTLEY          NJ  RENO              NV

CEDAR GROVE           NJ   OAKLAND         NJ  ALBANY            NY
CLIFTON               NJ   OCEAN VIEW      NJ  ALBION            NY
CRANFORD              NJ   ORANGE          NJ  BABYLON           NY
DENVILLE              NJ   PARAMUS         NJ  BALDWIN           NY
BEACON                NY   ISLIP           NY  SCHENECTADY       NY
BETHPAGE              NY   JAMAICA         NY  SEAFORD           NY
BREWSTER              NY   JAMESTOWN       NY  SMITHTOWN         NY
BRIARWOOD             NY   JOHNSON CITY    NY  STATENISLAND      NY
BRONX                 NY   KINGS PARK      NY  STONY POINT       NY
BROOKLYN              NY   KINGSTON        NY  SYRACUSE          NY
BUFFALO               NY   LEVITTOWN       NY  VESTAL            NY
CAMBRIDGE             NY   LINDENHURST     NY  WALLKILL          NY
CAMILLUS              NY   LONG ISLAND     NY  WASHINGTONVILLE   NY
                           CITY
CAMPBELL HALL         NY   MANLIUS         NY  WATERTOWN         NY
CARMEL                NY   MASSAPEQUA      NY  WEST HURLEY       NY
CHURCHVILLE           NY   MEDFORD         NY  WEST ISLIP        NY
CLEVELAND             NY   MERRICK         NY  WHITE PLAINS      NY
CORAM                 NY   MILLER PLACE    NY  WHITNEY POINT     NY
DEER PARK             NY   MINOA           NY  WILLISTON PARK    NY
EAST AMHERST          NY   MONROE          NY  YONKERS           NY
ENDICOTT              NY   MOUNT KISCO     NY  AKRON             OH
FARMINGDALE           NY   NEW CITY        NY  ATWATER           OH
FLORAL PARK           NY   NEW PALTZ       NY  BATAVIA           OH
FLUSHING              NY   NEW ROCHELLE    NY  BAYVILLG          OH
FRANKLIN SQUARE       NY   NEW YORK        NY  CINCINNATI        OH
GLEN HEAD             NY   NIVERVILLE      NY  CLEVELAND         OH
GLENS FALLS           NY   OLEAN           NY  COLUMBIA          OH
                                               STATION
GLOVERSVILLE          NY   ONTARIO         NY  COLUMBUS          OH
GRAND ISLAND          NY   ORCHARD PARK    NY  DAYTON            OH
GROTON                NY   OWEGO           NY  ENGLEWOOD         OH
HARRISON              NY   PEARL RIVER     NY  FINDLAY           OH
HAWTHORNE             NY   PERU            NY  FRANKLIN          OH
                                               FURNACE

HEMPSTEAD             NY   PINE PLAINS     NY  GROVE CITY        OH
HICKSVILLE            NY   PLAINVIEW       NY  GROVEPORT         OH
HIGHLAND              NY   POUGHKEEPSIE    NY  HAMILTON          OH
HOLLAND               NY   ROCHESTER       NY  HILLIARD          OH
HOLTSVILLE            NY   ROCKVILLE       NY  HUNTSVILLE        OH
                           CENTRE
HUNTINGTON            NY   RONKONKOMA      NY  JOHNSTOWN         OH
ISLAND PARK           NY   SALT POINT      NY  KENT              OH
LANCASTER             OH   OKLAHOMA CITY   OK  GOULDSBORO        PA
LIMA                  OH   TULSA           OK  HALIFAX           PA
LOUDONVILLE           OH   CORVALLIS       OR  HARRISBURG        PA
LOVELAND              OH   GRESHAM         OR  HUMMELSTOWN       PA
MADISON               OH   MEDFORD         OR  IRWIN             PA
MANSFIELD             OH   PORTLAND        OR  JOHNSTOWN         PA
MARIETTA              OH   SALEM           OR  KUTZTOWN          PA
MARYSVILLE            OH   SPRINGFIELD     OR  LANCASTER         PA
MASON                 OH   ABINGTON        PA  LANGHORNE         PA
MASSILLON             OH   ALIQUIPPA       PA  LAURYS STATION    PA
MAUMEE                OH   ALLENTOWN       PA  LEOLA             PA
MENTOR                OH   ALLISON PARK    PA  LEVITTOWN         PA
MIDDLEBURG HEIGHTS    OH   ALTOONA         PA  LIBRARY           PA
MOGADORE              OH   ATHENS          PA  LOCK HAVEN        PA
NEWARK                OH   BEAVER          PA  MACUNGIE          PA
NORWALK               OH   BEAVER FALLS    PA  MANHEIM           PA
N. RIDGEVILLE         OH   BELLEFONTE      PA  MARS              PA
PATASKALA             OH   BENSALEM        PA  MC KEES ROCKS     PA
RICHFIELD             OH   BENTON          PA  MEADVILLE         PA
SALEM                 OH   BOYERTOWN       PA  MECHANICSBURG     PA
SPRINGBORO            OH   BRYN MAWR       PA  MONACA            PA
TOLEDO                OH   BULGER          PA  NAZARETH          PA
UNIONTOWN             OH   BUSHKILL        PA  NEW CUMBERLAND    PA
WADSWORTH             OH   CAMP HILL       PA  NEW GALILEE       PA

WESTERVILLE           OH   CARLISLE        PA  NEW KENSINGTON    PA
WOOSTER               OH   CARNEGIE        PA  NEW OXFORD        PA
XENIA                 OH   COLLEGEVILLE    PA  NICHOLSON         PA
ARDMORE               OK   DANIELSVILLE    PA  OLYPHANT          PA
BARTLESVILLE          OK   DILLSBURG       PA  PALMERTON         PA
CLEVELAND             OK   DOWNINGTOWN     PA  PHILADELPHIA      PA
DUNCAN                OK   DOYLESTOWN      PA  PITTSBURGH        PA
JENKS                 OK   EFFORT          PA  PLYMOUTH          PA
MIDWEST CITY          OK   ERIE            PA  READING           PA
MOUNDS                OK   ESSINGTON       PA  SCHWNKVL          PA
NORMAN                OK   GEIGERTOWN      PA  SOUTHAMPTON       PA
STROUDSBURG           PA   ORANGEBURG      SC  CONROE            TX
SUMNEYTOWN            PA   PROSPERITY      SC  CONVERSE          TX
TEMPLE                PA   ROCK HILL       SC  COPPELL           TX
TRANSFER              PA   SIMPSONVILLE    SC  CORPUS CHRISTI    TX
WARRENDALE            PA   SUMMERVILLE     SC  CROWLEY           TX
WARRINGTON            PA   TAYLORS         SC  DAINGERFIELD      TX
WAYNE                 PA   BRANDON         SD  DALLAS            TX
WAYNESBORO            PA   SIOUX FALLS     SD  DEER PARK         TX
WEST CHESTER          PA   CHATTANOOGA     TN  DENTON            TX
WEST MILTON           PA   ETOWAH          TN  DOUGLASSVILLE     TX
CAROLINA              PR   JACKSON         TN  DRIPPING SPRINGS  TX
GUAYNABO              PR   KINGSPORT       TN  DUNCANVILLE       TX
NARANJITO             PR   KNOXVILLE       TN  ELPASO            TX
PONCE                 PR   MADISON         TN  ELGIN             TX
SANJUAN               PR   MANCHESTER      TN  FLINT             TX
SAN LORENZO           PR   MARYVILLE       TN  FORT WORTH        TX
CHEPACHET             RI   MEMPHIS         TN  FRISCO            TX
COVENTRY              RI   MURFREESBORO    TN  GLENN HEIGHTS     TX
NEWPORT               RI   NASHVILLE       TN  GRAPEVINE         TX
NORTH KINGSTOWN       RI   TALBOTT         TN  GREENVILLE        TX
PROVIDENCE            RI   TRENTON         TN  HEWITT            TX
WARREN                RI   WHITE HOUSE     TN  HITCHCOCK         TX
WARWICK               RI   ABILENE         TX  HOUSTON           TX
CAYCE-WEST            SC   AMARILLO        TX  IRVING            TX

COLUMBIA
CENTRAL               SC   ARLINGTON       TX  JARRELL           TX
CHARLESTON            SC   AUBREY          TX  JUSTIN            TX
COLUMBIA              SC   AUSTIN          TX  KATY              TX
CONWAY                SC   BAYTOWN         TX  KENNEDALE         TX
ELGIN                 SC   BEAUMONT        TX  LA MARQUE         TX
FLORENCE              SC   BOERNE          TX  LAREDO            TX
GREENVILLE            SC   BROOKSTON       TX  LEWISVILLE        TX
INMAN                 SC   BROWNSVILLE     TX  LONGVIEW          TX
IRMO                  SC   BURLESON        TX  LUBBOCK           TX
KINARDS               SC   CARROLLTON      TX  LUFKIN            TX
LANCASTER             SC   COLDSPRING      TX  MESQUITE          TX
MIDLAND               TX   CHESAPEAKE      VA  WOODBRIDGE        VA
MISSOURI CITY         TX   CHESAPEAKE      VA  ESSEX JUNCTION    VT
ODESSA                TX   CHESAPEAKE      VA  MILTON            VT
PALMER                TX   CHESTER         VA  MONTPELIER        VT
PLANO                 TX   CHESTERFIELD    VA  NORTH HERO        VT
PORT LAVACA           TX   DANVILLE        VA  AUBURN            WA
RICHARDSON            TX   FAIRFAX         VA  BLACK DIAMOND     WA
ROUND ROCK            TX   FAIRFIELD       VA  BOTHELL           WA
SAN ANGELO            TX   FLOYD           VA  COUPEVILLE        WA
SAN ANTONIO           TX   FOREST          VA  ENUMCLAW          WA
SAVOY                 TX   FREDERICKSBURG  VA  EVERETT           WA
SILSBEE               TX   GLADYS          VA  FERNDALE          WA
SPRING                TX   HOPEWELL        VA  KENT              WA
SUGAR LAND            TX   KING WILLIAM    VA  MAPLE VALLEY      WA
TEMPLE                TX   LORTON          VA  OLYMPIA           WA
TERRELL               TX   LYNCHBURG       VA  PUYALLUP          WA
TEXARKANA             TX   MANASSAS        VA  SEATTLE           WA
THE COLONY            TX   MIDLOTHIAN      VA  SHORELINE         WA
TYLER                 TX   NOKESVILLE      VA  SNOHOMISH         WA
VENUS                 TX   NORTH           VA  TACOMA            WA
                           TAZEWELL
WACO                  TX   PORTSMOUTH      VA  VANCOUVER         WA
WICHITA FALLS         TX   RICHMOND        VA  YAKIMA            WA

BOUNTIFUL             UT   RINER           VA  APPLETON          WI
CLEARFIELD            UT   ROANOKE         VA  ARENA             WI
MIDVALE               UT   ROANOKE         VA  CAMBRIDGE         WI
OREM                  UT   RUCKERSVILLE    VA  COTTAGE GROVE     WI
PROVO                 UT   SPOTSYLVANIA    VA  CUSTER            WI
SALT LAKE CITY        UT   STAFFORD        VA  DE PERE           WI
SANDY                 UT   VIENNA          VA  DOUSMAN           WI
ASHLAND               VA   VIRGINIA BEACH  VA  FOND DU LAC       WI
AYLETT                VA   VIRGINIA BEACH  VA  GREEN BAY         WI
BEDFORD               VA   WILLIAMSBURG    VA  GREENVILLE        WI
BUMPASS               VA   WILLIAMSBURG    VA  HALES CORNERS     WI
CENTREVILLE           VA   WINCHESTER      VA  KENOSHA           WI
CHARLOTTESVILLE       VA   WINCHESTER      VA  LA CROSSE         WI
MADISON               WI
MENOMONIE             WI
MIDDLETON             WI
MILWAUKEE             WI
MONROE                WI
PORTAGE               WI
RINGLE                WI
SHERWOOD              WI
SOUTH MILWAUKEE       WI
STEVENS POINT         WI
SUAMICO               WI
THIENSVILLE           WI
WATERTOWN             WI
WAUKESHA              WI
WAUSAU                WI
BECKLEY               WV
BRUCETON MILLS        WV
CHARLES TOWN          WV
CHARLESTON            WV
GALLIPOLIS FERRY      WV
AFTON                 WY
CASPER                WY
CHEYENNE              WY
GREEN RIVER           WY

                                   EXHIBIT F
                               "OPPORTUNITY FORM"
                QMS, Inc. - Product Report / Maintenance Request

Type of Printer: [ ]  New Printer    [ ] Used Printer     Billing Frequency:  [ ] Quarterly  [ ] Annual
Customer Candidate Name:

                  Installed at Address                                           Invoice Address
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

Contact:                                                   Attn:
-----------------------------------------------------------------------------------------------------------------------
Telephone:                                                 Telephone:
-----------------------------------------------------------------------------------------------------------------------
Fax:                                                       Fax:
-----------------------------------------------------------------------------------------------------------------------

Inventory:

   Manufacturer/Type   Serial Number  Features Installed  Maintenance  Requested   Maintenance
                                                           Services    Start Date    Charge
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

For more space to complete this section, attach an additional page, initialed and dated by IBM. Page Attached: Yes____ No____

Coverage:  [ ] 5x9    [ ] 7x24

Upon acceptance of this Opportunity Form a formal contract will be sent to the customer for execution. Service performed prior to the effective date of service will be charged on a time and materials basis at IBM's prevailing rates. IBM reserves the right to inspect the machines to determine maintenance acceptability and to train the Customer Engineers within 30 days of receiving the signed contract. In such case, IBM reserves the right to not begin service for 30 days from the date IBM receives the signed contract.

   Customer Candidate agrees to allow IBM to send formal contracts to them. Yes____ No____

   If no, IBM must contact the Customer Candidate to close the deal.


   QMS, Inc. __________________ Signature ________________ Date ___________
                             Name (type or print)

Acceptance/Rejection:  (This section to be completed by IBM)

Date of Acceptance or Rejection _______________  (  ) Accepted  (  ) Rejected

Name (type or print)               By: _____________________
                                       (Authorized Signature)


            Please e-Mail Product Report to "IBM OEMPO@US.IBM.COM"

********************************

PSC Office Use:
IBM Machine Type________________ Model_________Date MAQ Inspection_________ IBM Customer Number________________ Ent. Number___________________
Date Field Notification_________________  PSC B/O______________________

                                 Attachment C
                   Parts Support Services Statement of Work

This Statement of Work ("SOW") adopts and incorporates by reference the terms and conditions of the International Technical Support Agreement # 99SBD155 ("Agreement") between IBM and QMS. Transactions performed under this SOW will be conducted in accordance with and be subject to the terms and conditions of this SOW, the Agreement and any applicable Work Authorizations ("WAs"). The term for this SOW will begin 01/03/2000 and end upon termination of the Agreement, subject to earlier termination as permitted by this Agreement, and subject to extensions agreed to by the parties in writing. Upon receipt of a WA, Supplier will sell Parts and/or provide Repair Services as specified in this SOW. This SOW is not a WA.

BUYER WILL BE REQUIRED TO ISSUE A PO TO SUPPLIER BEFORE BUYER WILL HAVE COMMITTED TO PURCHASE ANY PARTS OR SERVICES LISTED BELOW.

1.0   DEFINITIONS
"Available for Repair" or "AFR" means Parts which have had prior usage which require Repair.
"Calendar Days" means (Business Days) consecutive calendar days, less all Saturdays, Sundays and holidays generally observed in the U.S. by Buyer, or as governed by the country in which transactions occur.
"Certified Service Parts" or "CSP" means Parts which have had prior usage and which have been Repaired.
"Consigned Material" means materials that Buyer owns and continues to own that are entrusted to Supplier.
"Emergency Order" or "EO" means a WA placed by Buyer with a lead time from Supplier's receipt of the WA to the shipping date not to exceed 24 hours.
"End of Service" or "EOS" means date when customer service and support for a Parts is officially discontinued.
"Field Replaceable Unit" or "FRU" means a Parts marked with a part number which Buyer will either Repair or replace at the customer location.
"Lead Time" means the minimum length of time prior to a specific Delivery date that Supplier must receive a WA from Buyer to ensure delivery by such date.
"New Defective" means a Parts that is not free of defects and fails upon Delivery and/or installation which may occur as a result of, but not limited to, shipping, handling, packaging or in manufacture prior to arrival at the delivery point;
"Parts" means any FRU, specific component of a FRU, subassemblies of a FRU, CSP, any other part, component or subassembly described in this SOW, documentation, code and related Services associated with the completed assemblies. In the event this SOW is issued under a Non-Technical Services Agreement, "Parts" will be synonymous with "Deliverable".
"Repair" or "Repaired" means all required repair activity including: disassembly, failure analysis, testing, component recovery, rework, warranty process, packaging, and/or final testing in accordance with this SOW or relevant WA.
"Turn Around Time" or "TAT" means the elapsed time from the date of receipt acknowledgement of a FRU arriving at Supplier's from Buyer until shipment notice back to Buyer.
"Yield" means the relationship between the AFR sent to Supplier for Repair and the returned Repaired Parts to Buyer.

2.0   CERTIFICATIONS AND REQUIREMENTS
2.1   General Description
Supplier will provide Parts and/or the Repair of Parts as described hereunder during the term of this SOW.

2.1.0 CSP Classification Requirements
Parts will only be classified as CSP with Buyer's approval. CSPs will meet the following criteria: (i) the functional performance of such Parts will comply with all current and applicable engineering drawings and specifications and at a failure rate not greater than the acceptable failure rate of a new Parts during its warranty period (or an acceptable failure rate agreed to by Buyer); (ii) the appearance of such Parts will be equivalent to that of a new counterpart, except in the case of internal nonfunctional parts or nonfunctional areas of parts.

2.1.1 CSP Electrical Repair Safety Requirements
Supplier will ensure that all repaired Parts functionality, performance and appearance are as originally designed by the manufacturer and, if listed, will be in accordance with National Registered Testing Laboratory (NRTL) requirements. Repair of Parts will not violate or void any NRTL certification granted to the original manufacturer. The electrical functionality of the Parts will not be adversely affected during any process involving cleaning solvents, paint, etc. Manufacturer warning labels will remain intact and legible or will be replaced. Protective covers (e.g., guards or shields) will be securely mounted as originally designed or will be replaced.


                                   1 of 10

                                 Attachment C
                   Parts Support Services Statement of Work

2.1.2  COO Parts Certification
Supplier certifies that the Parts have the following country(ies) of origin. If there are any changes to this information, Supplier will notify Buyer by providing a new country of origin certification signed by an authorized Supplier representative before shipping any Parts other than those with the country of origin listed below for such Parts. If any part number listed has more than one country of origin, Supplier certifies that each country of origin is listed below, and Supplier agrees to deliver to Buyer, by 02/01/2000, instructions regarding how Buyer can distinguish each country of origin for part numbers with more than one country of origin:

3.0    PRICES, DELIVERY & WARRANTY

3.1    Prices
For the Deliverables and Services Supplier provides Buyer, Buyer will pay Supplier Prices as described on the attached list of Parts and Prices. The parties will meet on a quarterly basis, or as mutually agreed to by both parties, to discuss pricing, reconciliation requirements, measurements or any other issues as deemed necessary by either party.

3.2    Delivery & Support Requirements
Supplier will deliver Parts to Buyer as described throughout this document. Supplier will provide support for Parts (e.g., availability of FRU's and/or components of FRU's) and/or Repair of Parts up to and including the EOS date. Leadtime for regular non-emergency orders shall be the standard thirty days.

3.3    CSP Warranty Claims
FRU warranty claims (claims on FRUs which have been returned to Buyer as CSP Repaired but which fails within one hundred & eighty (180) days of such Repair) by Buyer will state the p/n and date (when available) the FRU was verified by Buyer to be defective. FRUs returned to Supplier under a FRU warranty claim will be Repaired and returned to Buyer freight prepaid. Supplier will use reasonable efforts to return the Repaired FRU to Buyer within thirty-five (35) Days from date Supplier receives the defective FRU or, at Buyer's option, Supplier will provide Buyer credit equal to the Price paid by Buyer for such Services on the FRU. In the event of a FRU warranty claim for FRUs which are no longer available or required by Buyer, Supplier will compensate Buyer an amount equal to the Price paid by Buyer for such Services on the FRU. Repair Services will not be performed on FRU's for second-time failures. In such event, Supplier will credit or refund Buyer, at Buyer's option, an amount equal to the Price paid by Buyer for such Services on the FRU (including associated shipping cost) and return the units to Buyer for scrapping. This does not apply to (PM) Preventive Maintenance parts.

CSP Warranty Claims Resulting in NDF: "No Defect Found" or "NDF" means a Parts whose function was suspect, but no specific fault was detected during Supplier's performance of failure analysis. Buyer will reimburse Supplier the actual and reasonable cost associated with NDF screening and in no event will such costs exceed an amount equal to the Price paid by Buyer for such Services on the FRU.

3.4    Parts Warranty Claims
For all additional parts and FRU Parts note covered by section 3.3 (CSP
Warranty Claims), Supplier agrees to provide a warranty period of not less than one hundred and eighty (180) days from parts delivery. In no case, will said warranty be for a period less than that provided by Supplier to its most favored customers. Supplier will provide Buyer all information necessary for Buyer to entitle and redeem the warranty. In the event of an FRU warranty claim for FRUs which are no longer available or required by Buyer, Supplier will credit or refund Buyer at Buyer's option, an amount equal to the Price paid by Buyer to purchase the parts. This does not apply to PM parts.

3.5    CSP and Parts Warranty Returned
Buyer will ship all FRU parts, parts, and deliverables returned as warranty claims to Supplier as prepaid.

                                    2 of 10

                                 Attachment C
                   Parts Support Services Statement of Work

4.0  INVOICES, PAYMENTS & TAXES

4.1  Invoices & Payments
Supplier will invoice Buyer upon shipment of FRUs or provision of Services. Terms for payment on all invoices will be net thirty (30) days from receipt of an acceptable invoice by Buyer, unless specified otherwise. Invoices to Buyer must include, at a minimum, the following: (i) applicable PO line item numbers
(ii) SOW and PO #, (iii) terms of payment as stated above; (iv) billing period dates; (v) applicable bill rates; (vi) other authorized expenses (e.g., business travel); (vii) total amount invoiced.

4.2  Taxes and Duties
Supplier warrants that the Prices do not include sales, use or similar taxes applied against the finished Parts sold to Buyer. Regardless of the delivery term, Supplier will be responsible for all legal, regulatory and administrative requirements, in addition to all associated duties and fees, associated with importation of Parts into the country where the Parts is received by Buyer.

4.3  Routing & Invoicing Instruction
Supplier will comply with the Routing and Billing requirements as specified by Buyer (hard copy only available upon request).

5.0  CONSIGNED MATERIALS

5.1  Title & Ownership of Consigned Materials
Buyer will retain title to Consigned Material during the entire period of Repair by Supplier.

5.2  Care & Handling of Consigned Materials
Supplier will: (i) use Consigned Materials only in the performance of this SOW and will not reuse or resell nor allow to be reused or resold any Consigned Material without Buyer's prior written authorization; (ii) acknowledge receipt of Consigned Materials within five (5) Calendar Days of receipt, to include reporting any shortages or overages, by e-mailing or faxing Buyer's Consignment Coordinator, such acknowledgment to include p/n, relevant WA and quantity (any shortages not reported to Buyer's Consignment Coordinator within five (5) Business Days of Supplier's receipt of the relevant packing list will be deemed received by Supplier); (iii) immediately notify carrier and Buyer's Consignment Coordinator of any Consigned Materials that exhibit external damage at the time of delivery, document on carrier's freight bill such damage, and receive either an inspection report or a letter from carrier stating that such inspection has been waived; (iv) report to ensure Consigned Materials are not pledged or encumbered and are not be removed from Supplier's location without Buyer's prior written authorization, unless sold by Supplier in the regular course of business and in accordance with the terms and conditions of this SOW; (v) permit Buyer to inspect Consigned Materials at any time during normal business hours, at Supplier's location and to remove any or all of the same if Buyer so desires;
(vi) maintain replacement cost insurance on Consigned Materials; (vii) upon termination or expiration of this SOW, return Consigned Materials to Buyer pursuant to Buyer's instructions and in the same condition as received by Supplier; and (viii) make due settlement and payment, if not already made, for any and all Consigned Materials not returned to Buyer or sold, stolen, stripped, lost, damaged or unaccounted for; (ix) upon Buyer request, mark Consigned Material in a manner acceptable to Buyer to indicate Buyer's ownership.

5.3  Risk of Loss of Consigned Materials
Supplier will reimburse Buyer for Consigned Materials that are stripped, stolen, lost, damaged or unaccounted for. The calculations for reimbursement of Consigned Materials is as follows: (i) for new Consigned Materials Supplier will reimburse Buyer an amount equal to Buyer's then current Price for the Consigned Materials; or (ii) for used Consigned Materials Supplier will reimburse Buyer an amount equal to twenty-five percent (25%) of Buyer's weighted average cost per piece.

5.4  Return of Consigned Materials
Supplier will provide a packing slip with all return shipments of Consigned Materials to Buyer which specify Supplier's name, Buyer p/n being shipped, quantity of each p/n being shipped, and the relevant WA number. In addition to the above, the packing slip for Consigned Materials which are un-repairable will also reference a return authorization number (such numbers are obtained by contacting Buyer's Consignment Coordinator), provide a reason for return, and will be shipped

                                    3 of 10

                                 Attachment C
                   Parts Support Services Statement of Work

within five (5) Calendar Days after receiving Buyer's authorization. Buyer reserves the right to perform periodic or annual inventory audits of Consigned Materials, with prior notification to Supplier.

6.0  EMERGENCY & NON-EMERGENCY ORDERS

Note: For the first 30 days of this Agreement (the start-up period) IBM will waive Supplier Performance Measurements.

6.1  Emergency Order Placement
Supplier will accept Emergency Orders during normal business hours on all business days. In addition, for end-users that are entitled to 7x24 service coverage, supplier will accept and respond to Emergency Orders from Buyer twenty four (24) hours a day, each day of the year. Order confirmation time period begins at the time of Order placement by Buyer. Normal coverage for these Emergency Orders will be during normal business hours. Supplier will provide a telephone service number for Emergency Order coverage during weekends, holidays and/or off-shift hours. All Emergency Orders are to be responded to within the time periods designated below. Buyer will place and Supplier will respond to all Emergency Orders with Supplier via fax, EDI (or other electronic commerce approach) and/or telephone, such Emergency Order to be confirmed by Buyer with a written WA mailed or electronically transmitted to Supplier within two (2) Calendar Days of WA placement. Supplier will acknowledge all Emergency Orders back to Buyer via fax or telephone within the specified order confirmation time periods stated below.

6.2  Emergency Order Work Authorizations
WAs will include Buyer's Purchase Order number, Buyer's part number, part number description, quantity, unit Price, order type (short lead time, in the event a short lead time order is placed, are orders with requested Delivery Dates in less than the agreed to Lead Time), regular, Emergency Order with the following codes: A-Alert, A/S, X and B, Delivery Date and ship to address.

6.3  Emergency Order Codes
Supplier will ship code A-Alert Orders for next Calendar Day, unless specifically designated otherwise by Buyer, to arrive at the Buyer specified receiving location. If requested by Buyer, Supplier will ship code A-Alert Orders via "Next Flight Out" and "Air Charter" to arrive at Buyer's specified receiving location on the same Day of the WA. Supplier will ship code A/S, X and B Orders to arrive on the next Calendar Day at the Buyer specified receiving location, subject to receipt of WA's from Buyer within a period reasonably allowing Supplier to meet cutoff times established by the transportation carriers.

--------------------------------------------------------------------------------
                             EMERGENCY ORDER CODES
--------------------------------------------------------------------------------
 ORDER CLASSIFICATION      CONFIRMATION TIME FRAMES   TIME BETWEEN ORDER RECEIPT
                                                      AND SHIPMENT
--------------------------------------------------------------------------------
 PREMIUM A
--------------------------------------------------------------------------------
 Code A-Alert/S            1 HOUR                     Next Calendar Day or Same
                                                      Day Upon Requested
--------------------------------------------------------------------------------
 PREMIUM B
--------------------------------------------------------------------------------
 Code X and B              2 HOURS                    24 HOURS

--------------------------------------------------------------------------------

6.4  Emergency Order Delivery and Cancellation
Supplier will deliver Emergency Orders directly to the address specified in the WA and in accordance with this SOW. Buyer may cancel the Emergency Order without cost by contacting Supplier within the WA confirmation time frame.

6.5  Carrier Cutoffs for Emergency Orders
If the transportation carrier's cutoff time is missed because of Supplier's negligence or omission, then shipment must be made to Buyer's specified receiving location via the first available premium service for morning delivery at Supplier's expense. If the transportation carrier's cutoff time is missed because of a WA being placed by Buyer after the established cutoff times provided by the transportation carriers, Supplier will inform Buyer as soon as practicable and Buyer will determine if the Emergency Order being placed is required for delivery in the morning of the next Day or any time during the next Day.

                                    4 of 10

                                 Attachment C
                   Parts Support Services Statement of Work

6.6  Non-Emergency Order Placement
Buyer will place and Supplier will respond to all Non-Emergency Orders placed with Supplier thirty (30) Calendar Days or more, unless a shorter Lead Time is specified hereunder, prior to the requested Delivery Date and in accordance with this SOW.

6.7  Non-Emergency Order Delivery & Cancellation
Supplier will not deliver Parts more than ten (10) Calendar Days in advance of scheduled delivery date, as stated in the applicable WA, unless agreed to otherwise in writing by Buyer. WA's placed with Supplier may not be canceled or changed (eg. the quantity modified) within thirty (30) Calendar Days (Frozen
Zone) of the scheduled Delivery Date. Supplier will evaluate all requests for Delivery Date or quantity changes within the Frozen Zone and will advise Buyer within five (5) Calendar Days after receipt of Buyer's request for change whether or not such request are accepted. WA may be canceled, rescheduled or otherwise modified more than thirty (30) Calendar Days prior to the scheduled Delivery Date without any liability or cost to Buyer.

7.0  SUPPLIER PERFORMANCE AND MEASUREMENTS

7.1  Supplier Performance Criteria
Supplier's performance will be measured against the following criteria. Supplier scores are calculated on a monthly basis and are used to compare to other similarily situated suppliers and the awarding of business.

-----------------------------------------------------------------------------------------------------------------------------
               Criterion                             Target                                      Point System
-----------------------------------------------------------------------------------------------------------------------------
     New Defective Rate                          Less than 2%                                 No Points Applied
-----------------------------------------------------------------------------------------------------------------------------
     On Time Performance                               95%
     (rating includes average leadtime                                               Ship       Pts.         Lt.    Lend Time
     factor of part in overall                                                       %                       Mos.     Factor
     performance)                                                                   98-100       8            1        1
                                                                                    95-97        7            2        0.95
     (Ship Points x Lead Time Factor =                                              90-94        4            3        0.9
     total On Time Performance Rating)                                              85-89        2            4        0.85
                                                                                    80-84        0            5        0.8
                                                                          less than 80          -2            6        0.75
                                                                          less than 70          -4            7        0.7
-----------------------------------------------------------------------------------------------------------------------------
     Past Due Orders                                   0
     (shipment received greater than 30                                             30 + Days                 Points
     days after)                                                          less than 1                            0
                                                                                    1-5                         -1
                                                                                    5-10                        -2
                                                                                    10-20                       -3
                                                                       greater than 20                          -4
 -----------------------------------------------------------------------------------------------------------------------------
     Emergency Order                                   70%                          Objective                  Points
     (tracks number of orders in a                                                  70-100                       3
     given month that exceed target by                                              65-69                        2
     calculating percentage of orders                                               60-64                        1
     filled against orders placed)                                        less than 60                           0
-----------------------------------------------------------------------------------------------------------------------------
     Inbound Quality                                   98%                         Inbound                      Points
     (tracks quality of shipments                                                  Quality
     received ie. missing packing                                                   100                          3
     slip, wrong part etc)                                                          95-99                        2
                                                                                    90-94                        1
                                                                          less than 90                          -1
 -----------------------------------------------------------------------------------------------------------------------------
     Early Shipments                             Less than $200       Avg. $ Impact                            Points

                                    5 of 10

                                 Attachment C
                   Parts Support Services Statement of Work

-----------------------------------------------------------------------------------------------------------------------------
               Criterion                             Target                                      Point System
-----------------------------------------------------------------------------------------------------------------------------

     (compares delivery date versus       $ (or local currency equivalent) impact    Avg. $ Impact              Points
      actual request date)                  for delivery prior to 10 days before         0-200                    0
                                                      actual date due                    200-500                  -1
                                                                                         501-1000                 -2
                                                                                         Greater Than 1000        -3
 -----------------------------------------------------------------------------------------------------------------------------

7.2 Unsatisfactory Performance Review
In any calendar month in which Supplier fails to meet the Performance
Crieria specified in this Section of the SOW, Supplier will respond to Buyer with an agreed upon action plan within five (5) Days of notification by Buyer demonstrating its ability to achieve the required measurements. Supplier's failure to successfully execute an action plan within an agreed upon time frame, may result in substantial or complete reduction of new business awards from Buyer.

8.0 COMMUNICATIONS
All communications between the parties will be carried out through the following designated coordinators:

------------------------------------------------------------------------------------------------------------------
                                         Business Coordinators
------------------------------------------------------------------------------------------------------------------
FOR SUPPLIER                                             FOR BUYER
------------------------------------------------------------------------------------------------------------------
Name                  Dan Hartung                        Name                       Mike Hickey
Title                 Logistics/Purchasing Manager       Title                      Project Manager
Address               One Magnum Pass, Mobile AL 36618   Address                    One Mack Drive, Mack Center II,
                                                                                    Paramus, NJ 07653
Phone                 334-634-7464                       Phone                      201-967-6421
Fax                   334-633-3145                       Fax                        201-848-5553
Email                 dan_hartung@nfs>qms.com            Email                      mhickey@us.ibm.com
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                Legal Coordinators
------------------------------------------------------------------------------------------------------------------
FOR SUPPLIER                                             FOR BUYER
------------------------------------------------------------------------------------------------------------------
Name                  Dan Hartung                        Name                       Mike Hickey
Title                 Logistics/Purchasing Manager       Title                      Project Manager
Address               One Magnum Pass, Mobile AL 36618   Address                    One Mack Drive, Mack Center II,
                                                                                    Paramus, NJ 07653
Phone                 334-634-7464                       Phone                      201-967-6421
Fax                   334-633-3145                       Fax                        201-848-5553
Email                 dan_hartung@nfs>qms.com            Email                      mhickey@us.ibm.com
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              Technical Coordinators
------------------------------------------------------------------------------------------------------------------
FOR SUPPLIER                                             FOR BUYER
------------------------------------------------------------------------------------------------------------------
Name                  Dan Hartung                        Name                       Mike Hickey
Title                 Logistics/Purchasing Manager       Title                      Project Manager
Address               One Magnum Pass, Mobile AL 36618   Address                    One Mack Drive, Mack Center II,
                                                                                    Paramus, NJ 07653
Phone                 334-634-7464                       Phone                      201-967-6421
Fax                   334-633-3145                       Fax                        201-848-5553
Email                 dan_hartung@nfs>qms.com            Email                      mhickey@us.ibm.com
------------------------------------------------------------------------------------------------------------------

9.0  ELECTRONIC COMMERCE
Unless previously submitted by Supplier, in order to initiate electronic transfer of payments associated with this SOW, Supplier will complete the attached form entitled "Authorization for Electronic Funds Transfer" and fax the completed form to Accounts Payable at the number included on the form.


                                   6 of 10

                                 Attachment C
                   Parts Support Services Statement of Work

Unless previously submitted by Supplier, in order to initiate electronic transfer of payments associated with this SOW, Supplier will provide the required information in the attachment entitled "Electronic Funds Transfer."

10.0

ACCEPTED AND AGREED TO:                                               ACCEPTED AND AGREED TO:
By: /s/ James N. Fox                   January 5, 2000                 By: /s/ Edward E. Lucente
-------------------------------------------------------                -------------------------------------------------------
Buyer Signature                          Date                          Supplier Signature                       Date

James N. Fox                                                           Edward E. Lucente
-------------------------------------------------------                -------------------------------------------------------
Printed Name                                                           Printed Name

Vice President, Availability Services                                  Chairman
-------------------------------------------------------                -------------------------------------------------------
Title & Organization                                                   Title & Organization


-------------------------------------------------------                -------------------------------------------------------
Buyer Address: 6300 Diagonal Highway                                    Supplier Address: One Magnum Pass
               Boulder, CO 80301                                                          Mobile, Alabama 36618







                                   7 of 10

                                 Attachment C
                   Parts Support Services Statement of Work

International Business Machines Corporation
                                                                  1701 North St.
                                                              Endicott, NY 13760
                  AUTHORIZATION FOR ELECTRONIC FUNDS TRANSFER

You hereby authorize IBM to initiate credit entries to the account listed below in connection with agreed upon Electronic Data Interchange (EDI) transactions between our companies. You agree that such transactions will be governed by the National Automated Clearing House Association rules. This authority is to remain in effect until IBM has received written notification of termination in such time and such manner as to afford IBM a reasonable opportunity to act on it. IN NO EVENT SHALL IBM BE LIABLE FOR ANY SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES AS A RESULT OF THE DELAY, OMISSION OR ERROR OF AN ELECTRONIC CREDIT ENTRY, EVEN IF IBM HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. This Agreement shall be governed by the laws of the State of New York.


   Trading Partner Name            ____________________________________________

      Payment Remit Address        ____________________________________________
      in the event a paper
      check needs to be sent       ____________________________________________

      City, State                  ______________________________ ZIP _________


      Account Payee (If different than above)   _______________________________

      Address                         _________________________________________

                                      _________________________________________

      City, State                     ___________________________ ZIP _________


      EFT Domestic Banking Institution ________________________________________

      Contact Name / Title            _________________________________________

      Contact Phone Number            _________________________________________

      Address                         _________________________________________

                                      _________________________________________

      City, State                     ___________________________ ZIP _________


      Account Number                   ______________________________  (MAX 17)

      Bank Routing / Transit Cd        ______________________________  (MAX 9)

      Remit Advice Option      _____ 1 _______________________________________
                               _____ 2 DUNS# / UserID + Acct# - See Attachment

      Tax ID Number       __________________________________


      By                  ______________________________________________________
                          authorized signature



                                    8 of 10

                                 Attachment C
                   Parts Support Services Statement of Work


      Name          ______________________________________________________

      Title         ______________________________________________________

      Phone Number  ______________________________________________________

      Date          _____ / _____ / _____

Fax completed form to Accounts Payable:                 FAX No. (607) 755-6124


                                   9 of 10

                            ASSIGNMENT OF CONTRACTS
                            -----------------------

     THIS ASSIGNMENT OF CONTRACTS is executed and delivered by and between QMS, Inc. ("Assignor"), and International Business Machines Corporation ("Assignee");


                                  WITNESSETH:
                                  ----------

     WHEREAS, Assignor is a party to certain contracts listed on Exhibit A
                                                                 ---------
hereto, which contracts relate to the operation of its non-warranty product service business (the "Contracts");

     WHEREAS, Assignee desires to purchase from Assignor, and Assignor desires to sell and assign, as specified hereinbelow, to Assignee, the Contracts and all amendments thereto and all of Assignor's right, title and interest therein;

     NOW, THEREFORE, in consideration of the premises and the agreements and covenants herein set forth, together with other good and valuable consideration on this day paid and delivered by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby ASSIGN, TRANSFER, SET OVER, DELIVER AND CONVEY unto Assignee the Contracts and all of the rights, benefits and privileges of the Assignor thereunder, but subject to all terms, conditions, reservations and limitations set forth in the Contracts.

     TO HAVE AND TO HOLD the same, all and singular unto Assignee and Assignee's heirs, successors and assigns, forever.

     1. It is specifically agreed that Assignor shall not be responsible to any of the parties to the Contracts for the discharge and performance of any duties and obligations to be performed and/or discharged by Assignor thereunder after the date hereof. By accepting this Assignment of Contracts and by his execution hereof, Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions of the Contracts on the part of Assignor heretofore therein required to be performed, from and after the date hereof.

     2. All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment of Contracts to be executed and delivered this 5th day of January, 2000.

                                   ASSIGNOR:

                                   QMS, Inc.

                                   /s/ Edward E. Lucente
                                   --------------------------------------------
                                   By:  Edward E. Lucente
                                   As its Chairman


                                   ASSIGNEE:

                                   International Business Machines Corporation

                                   /s/ James N. Fox
                                   --------------------------------------------
                                   By: James N. Fox
                                   As its Vice President, Availability Services



                                   EXHIBIT A

                               List of Contracts